Exhibit 10.98




                           CENTRAL MAINE POWER COMPANY


                                CREDIT AGREEMENT


                          Dated as of October 23, 1996


                THE FIRST NATIONAL BANK OF BOSTON, Managing Agent

                      THE BANK OF NEW YORK, Managing Agent

                                TABLE OF CONTENTS

                                                                                                               Page

1.       Definitions; Certain Rules of Construction...............................................................1
2.       The Credits.............................................................................................20
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         2.1.     Three-Year Revolving Credit....................................................................20
                  2.1.1.   Three-Year Revolving Loan.............................................................20
                  2.1.2.   Maximum Amount of Three-Year Revolving Credit.........................................20
                  2.1.3.   Borrowing Requests....................................................................21
                  2.1.4.   Three-Year Revolving Notes............................................................21
         2.2.     364-Day Revolving Credit.......................................................................21
                  2.2.1.  364-Day Revolving Loan.................................................................21
                  2.2.2.   Maximum Amount of 364-Day Revolving Credit............................................22
                  2.2.3.   Borrowing Requests....................................................................22
                  2.2.4.   364-Day Revolving Notes...............................................................22
         2.3.     Competitive Auction Facility Credit............................................................22
                  2.3.1.   Request by the Company................................................................23
                  2.3.2.   Dissemination of Requests for Bids for Competitive Auction Facility Loans.............23
                  2.3.3.   Bids for Competitive Auction Facility Loans...........................................24
                  2.3.4.   Acceptance of Bids by the Borrower....................................................24
                  2.3.5.   Funding by the New York Managing Agent; Competitive Auction Facility Loan Account, etc25
                  2.3.6.   Prepayments in Respect of Competitive Auction Facility Loans..........................27
         2.4.     Application of Proceeds........................................................................27
                  2.4.1.   Three-Year Revolving Loan.............................................................27
                  2.4.2.   364-Day Revolving Loan................................................................27
                  2.4.3.   Competitive Auction Facility Loan.....................................................27
                  2.4.4.   Specifically Prohibited Applications..................................................27
         2.5.     Nature of Obligations of Lenders to Make Extensions of Credit..................................27
                  2.5.1.   Revolving Loans.......................................................................27
                  2.5.2.   Competitive Auction Facility Loans....................................................27
         2.6.     Extension of Final Maturity Dates of the Revolving Loan........................................28
                  2.6.1.   Three-Year Final Maturity Date........................................................28
                  2.6.2.   364-Day Final Maturity Date...........................................................28
3.       Interest; Eurodollar Pricing Options; Fees..............................................................28
         3.1.     Interest on Revolving Loan.....................................................................28
         3.2.     Interest on Competitive Auction Facility Loans.................................................28
         3.3.     Eurodollar Pricing Options.....................................................................29
                  3.3.1.   Election of Eurodollar Pricing Options................................................29
                  3.3.2.   Notice to Lenders and Company.........................................................29
                  3.3.3.   Selection of Eurodollar Interest Periods..............................................30
                  3.3.4.   Additional Interest...................................................................30
                  3.3.5.   Violation of Legal Requirements.......................................................31
                  3.3.6.   Funding Procedure.....................................................................31
         3.4.     Facility Fees..................................................................................31
         3.5.     Changes in Circumstances; Yield Protection.....................................................31
                  3.5.1.   Reserve Requirements, etc.............................................................31
                  3.5.2.   Taxes.................................................................................32
                  3.5.3.   Capital Adequacy......................................................................32
                  3.5.4.   Regulatory Changes....................................................................33
                  3.5.5.   Compensation Claims...................................................................33
                  3.5.6.   Mitigation............................................................................33
         3.6.     Computations of Interest and Fees..............................................................33
4.       Payment.................................................................................................34
         4.1.     Payment at Maturity............................................................................34
         4.2.     Contingent Required Prepayments for Excess Credit Exposure.....................................34
         4.3.     Voluntary Prepayments..........................................................................34
         4.4.     Reborrowing; Application of Payments, etc......................................................35
                  4.4.1.   Reborrowing...........................................................................35
                  4.4.2.   Order of Application..................................................................35
                  4.4.3.   Payments for Lenders..................................................................35
5.       Conditions to Extending Credit..........................................................................35
         5.1.     Conditions on Initial Closing Date.............................................................35
                  5.1.1.   Officer's Certificate.................................................................35
                  5.1.2.  Revolving Notes........................................................................36
                  5.1.3.   Payment of Fees.......................................................................36
                  5.1.4.   Legal Opinions........................................................................36
                  5.1.5.   Termination of Prior Credit Agreements................................................36
                  5.1.6.   Maine Public Utilities Commission.....................................................36
                  5.1.7.   Proper Proceedings....................................................................37
                  5.1.8.   General...............................................................................37
         5.2.     Conditions to Each Extension of Credit.........................................................37
                  5.2.1.   Bring-Down of Representations and Warranties..........................................37
                  5.2.2.   Material Adverse Change...............................................................37
                  5.2.3.   Legality, etc.........................................................................38
                  5.2.4.   Connecticut Waiver....................................................................38
6.       General Covenants.......................................................................................38
         6.1.     Taxes and Other Charges; Accounts Payable......................................................38
                  6.1.1.   Taxes and Other Charges...............................................................38
                  6.1.2.   Accounts Payable......................................................................39
         6.2.     Conduct of Business, etc.......................................................................39
                  6.2.1.   Types of Business.....................................................................39
                  6.2.2.   Maintenance of Properties.............................................................39
                  6.2.3.   Statutory Compliance..................................................................39
                  6.2.4.  Amendments and Supplements.............................................................40
         6.3.     Insurance......................................................................................40
         6.4.     Financial Statements and Reports...............................................................40
                  6.4.1.   Annual Reports........................................................................41
                  6.4.2.   Quarterly Reports.....................................................................41
                  6.4.3.   Other Reports.........................................................................42
                  6.4.4.   Notice of Litigation, Defaults, etc...................................................43
                  6.4.5.   ERISA Reports.........................................................................43
                  6.4.6.   Other Information; Audit..............................................................44
         6.5.     Certain Financial Tests........................................................................44
                  6.5.1.   Consolidated Net Worth................................................................44
                  6.5.2.   Common Stock Investment to Total Capitalization.......................................44
                  6.5.3.   Consolidated Operating Income to Consolidated Interest Expense........................44
         6.6.     Indebtedness...................................................................................44
         6.7.     Guarantees.....................................................................................46
         6.8.     Liens..........................................................................................46
         6.9.     Certain Investments............................................................................49
         6.10.    Asset Dispositions and Mergers.................................................................49
         6.11.    Negative Pledge Clauses........................................................................50
         6.12.    ERISA..........................................................................................50
         6.13.    Environmental Laws.............................................................................50
                  6.13.1.   Compliance with Law and Permits......................................................50
                  6.13.2.   Notice of Claims, etc................................................................50
7.       Representations and Warranties..........................................................................51
         7.1.     Organization and Business......................................................................51
                  7.1.1.   The Company...........................................................................51
                  7.1.2.   Subsidiaries..........................................................................51
                  7.1.3.   Qualification.........................................................................51
                  7.1.4.   Capitalization........................................................................51
         7.2.     Financial Statements and Other Information; Material Agreements................................51
                  7.2.1.   Financial Statements and Other Information............................................51
                  7.2.2.   Material Agreements...................................................................52
         7.3.     Agreements Relating to Financing Debt..........................................................53
         7.4.     Changes in Condition...........................................................................53
         7.5.     Title to Assets................................................................................53
         7.6.     Operations in Conformity With Law, etc.........................................................53
         7.7.     Litigation.....................................................................................53
         7.8.     Authorization and Enforceability...............................................................53
         7.9.     No Legal Obstacle to Agreements................................................................54
         7.10.    Defaults.......................................................................................54
         7.11.    Licenses, etc..................................................................................55
         7.12.    Tax Returns....................................................................................55
         7.13.    Certain Business Representations...............................................................55
                  7.13.1.   Labor Relations......................................................................55
                  7.13.2.   Burdensome Obligations...............................................................55
         7.14.    Environmental Regulations......................................................................55
                  7.14.1.   Environmental Compliance.............................................................55
                  7.14.2.   Environmental Litigation.............................................................56
                  7.14.3.   Hazardous Material...................................................................56
         7.15.    Pension Plans..................................................................................57
         7.16.    Foreign Trade Regulations; Government Regulation; Margin Stock.................................57
                  7.16.1.   Foreign Trade Regulations............................................................57
                  7.16.2.   Government Regulation................................................................57
         7.17.    Disclosure.....................................................................................57
8.       Defaults................................................................................................57
         8.1.     Events of Default..............................................................................57
                  8.1.1.   Payment...............................................................................57
                  8.1.2.   Specified Covenants...................................................................58
                  8.1.3.   Other Covenants.......................................................................58
                  8.1.4.   Representations and Warranties........................................................58
                  8.1.5.   Cross Default, etc....................................................................58
                  8.1.6.   Enforceability, etc...................................................................59
                  8.1.7.   Judgments.............................................................................59
                  8.1.8.   ERISA.................................................................................59
                  8.1.9.   Bankruptcy, etc.......................................................................59
         8.2.     Certain Actions Following an Event of Default..................................................60
                  8.2.1.   Terminate Obligation to Extend Credit.................................................60
                  8.2.2.   Specific Performance; Exercise of Rights..............................................60
                  8.2.3.   Acceleration..........................................................................61
                  8.2.4.   Enforcement of Payment; Credit Security; Setoff.......................................61
                  8.2.5.   Cumulative Remedies...................................................................61
         8.3.     Annulment of Defaults..........................................................................61
         8.4.     Waivers........................................................................................61
9.       Expenses; Indemnity.....................................................................................62
         9.1.     Expenses.......................................................................................62
         9.2.     General Indemnity..............................................................................62
10.      Operations; Managing Agents.............................................................................63
         10.1.    Interests in Credits...........................................................................63
         10.2.    Roles of Managing Agents.......................................................................63
         10.3.    Managing Agents' Authority to Act, etc.........................................................63
         10.4.    Company to Pay New York Managing Agent, etc....................................................63
         10.5.    Lender Operations for Advances, etc............................................................64
                  10.5.1.   Advances.............................................................................64
                  10.5.2.   New York Managing Agent to Allocate Payments, etc....................................64
                  10.5.3.   Delinquent Lenders; Nonperforming Lenders............................................65
         10.6.    Sharing of Payments, etc.......................................................................65
         10.7.    Amendments, Consents, Waivers, etc.............................................................66
         10.8.    Managing Agent's Resignation...................................................................67
         10.9.    Concerning the Managing Agents.................................................................68
                  10.9.1.   Action in Good Faith, etc............................................................68
                  10.9.2.   No Implied Duties, etc...............................................................68
                  10.9.3.   Validity, etc........................................................................68
                  10.9.4.   Compliance...........................................................................68
                  10.9.5.   Employment of Agents and Counsel.....................................................69
                  10.9.6.   Reliance on Documents and Counsel....................................................69
                  10.9.7.   Managing Agents' Reimbursement.......................................................69
         10.10.   Rights as a Lender.............................................................................69
         10.11.   Independent Credit Decision....................................................................70
         10.12.   Indemnification................................................................................70
11.      Successors and Assigns; Lender Assignments and Participations...........................................70
         11.1.    Assignments by Lenders.........................................................................71
                  11.1.1.   Assignees and Assignment Procedures..................................................71
                  11.1.2.   Terms of Assignment and Acceptance...................................................72
                  11.1.3.   Register.............................................................................73
                  11.1.4.   Acceptance of Assignment and Assumption..............................................73
                  11.1.5.   Federal Reserve Bank.................................................................73
                  11.1.6.   Further Assurances...................................................................73
         11.2.    Credit Participants............................................................................74
         11.3.    Replacement of Lender..........................................................................74
12.      Confidentiality.........................................................................................76
13.      Foreign Lenders.........................................................................................76
14.      Notices.................................................................................................77
15.      Course of Dealing; Amendments and Waivers...............................................................77
16.      No Strict Construction..................................................................................78
17.      Defeasance..............................................................................................78
18.      Venue; Service of Process...............................................................................78
19.      WAIVER OF JURY TRIAL....................................................................................79
20.      General.................................................................................................79
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                                                      EXHIBITS


2.1.4          -  Form of Three-Year Revolving Note

2.2.4          -  Form of 364-Day Revolving Note

2.3.1          -  Form of Competitive Auction Facility Loan Bid Request

2.3.2          -  Form of Invitation to Bid on Competitive Auction Facility Loan

2.3.3A         -  Form of Competitive Auction Facility Loan Bid

2.3.3B         -  Form of List of Competitive Auction Facility Loan Bids

2.3.4A         -  Form of List of Acceptances and Non-Acceptances of
                  Competitive Auction Facility Loan Bids

2.3.4B         -  Form of  Acceptance of Competitive Auction Facility Loan Bid

2.3.4C         -  Form of  Non-Acceptance of Competitive Auction Facility Loan
                  Bid

2.3.4D         -  Form of  Notice of Competitive Auction Facility Loan

2.3.5          -  Form of  Competitive Auction Facility Note

5.1.1          -  Form of  Officer's Certificate

7.2.2          -  Material Agreements

7.3            -  Financing Debt

10.1           -  Percentage Interests

11.1.1         -  Form of  Assignment and Acceptance



                           CENTRAL MAINE POWER COMPANY

                                CREDIT AGREEMENT


     This Agreement, dated as of October 23, 1996, is among Central Maine Power
Company, a Maine corporation, the Lenders from time to time party hereto, The
First National Bank of Boston, both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders, and The Bank of New York, both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders. The parties agree as follows:

     Definitions; Certain Rules of Construction. Certain capitalized terms are used in this Agreement and in the other Credit Documents with the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word
"including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.


     .0. "Affected Lender" is defined in Section 11.3.

     .1. "Affiliate" means, with respect to the Company (or any other specified
Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or such specified
Person), and shall include (a) any officer or director or general partner of the Company (or such specified Person) and (b) any Person of which the Company (or such specified Person) or any Affiliate (as defined in clause (a) above) of the Company (or such specified Person) shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests.

     .2. "Agreement" means this Credit Agreement as from time to time amended, modified and in effect.

     .3. "Applicable Margin" means, for the 364-Day Revolving Loan, .55% per annum, and for the Three-Year Revolving Loan, the percentage per annum in the following table set opposite the applicable Rating Level:


          Rating               Applicable Margin
Level

     Level 1 .30% Level 2 .425% Level 3 .50% if (a)-less than 25% of the Maximum
Amount of Three-Year Revolving Credit is outstanding or (b)-at least 25% but less than 50% of the Maximum Amount of Three-Year Revolving Credit is outstanding and the Rating by S&P is at least BBB- and the Rating by Moody's is at least Baa3 .625% if (a) at least 25% but less than 50% of the Maximum Amount of Three-Year Revolving Credit is outstanding and (b) without giving effect to the second-to-last sentence of the definition of "Rating Level" in Section
1.109, either the Rating by S&P is lower than BBB- or the Rating by Moody's is lower than Baa3 .75% if (a) 50% or more of the Maximum Amount of Three-Year
Revolving Credit is outstanding and (b) the Rating by S&P is at least BBB- and the Rating by Moody's is at least Baa3 .875% if (a) 50% or more of the Maximum
Amount of Three-Year Revolving Credit is outstanding and (b) either the Rating by S&P is lower than BBB- or the Rating by Moody's is lower than Baa3 Level 4
 .65% if less than 25% of the Maximum Amount of Three-Year Revolving Credit is outstanding .775% if at least 25% but less than 50% of the Maximum Amount of Three-Year Revolving Credit is outstanding 1.025% if 50% or more of the Maximum
Amount of Three-Year Revolving Credit is outstanding

     Level 5 .875% if less than 25% of the Maximum Amount of Three-Year
Revolving Credit is outstanding

     1.00% if at least 25% but less than 50% of the Maximum Amount of Three-Year
Revolving Credit is outstanding 1.25% if 50% or more of the Maximum Amount of Three-Year Revolving Credit is outstanding

     For the purpose of calculating Applicable Margin, the aggregate amount of all outstanding Three-Year Competitive Auction Facility Loans shall be counted in the numerator in determining the percentage of the Maximum Amount of Three-Year Revolving Credit outstanding.

     .0. "Applicable Rate" means, at any date, the sum of:

     (a) (i) with respect to each portion of the Revolving Loan subject to a Eurodollar Pricing Option, the sum of the Applicable Margin plus the Eurodollar
Rate with respect to such Eurodollar Pricing Option;

     (ii) with respect to each other portion of the Revolving Loan, the Base
Rate;

     plus (b) an additional 2% effective on the day the New York Managing Agent notifies the Company that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default under Section
8.1.1 until the earlier of such time as (i)-such Event of Default is no longer continuing or (ii)-such Event of Default is deemed no longer to exist, in each case pursuant to Section-8.3.

     .1. "Assignee" is defined in Section-11.1.1.

     .2. "Assignment and Acceptance" is defined in Section-11.1.1.

     .3. "Bank of Boston" means The First National Bank of Boston.

     .4. "Bank of New York" means The Bank of New York.

     .5. "Banking Day" means any day other than Saturday, Sunday or a day on which banks in Portland, Maine, New York, New York and Boston, Massachusetts are authorized or required by law or other governmental action to close and, if such term is used with reference to a Eurodollar Pricing Option, any day on which dealings are effected in the Eurodollars in question by first-class banks in the inter-bank Eurodollar markets in London, England.

     .6. "Bankruptcy Code" means Title-11 of the United States Code.

     .7. "Bankruptcy Default" means an Event of Default referred to in Section-8.1.9.

     .8. "Base Rate" means, on any date, the greater of (a)-the rate of interest announced by Bank of New York at the New York Office as its Base Rate or (b) the sum of 1/2% plus the Federal Funds Rate.

     .9. "Base Rate Advances" means advances under a Revolving Loan on which the applicable rate of interest is the Base Rate.

     .10. "Boston Managing Agent" means Bank of Boston, in its capacity as a Managing Agent hereunder.

     .11. "By-laws" means all written by-laws and all other similar constituent documents relating to the management, governance or internal regulation of any Person other than an individual, or interpretive of the Charter of such Person, all as from time to time in effect.

     .12. "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including to the extent applicable Statement Nos. 13 and 98 of the Financial
Accounting Standards Board.

     .13. "Capitalized Lease Obligations" means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including to the extent applicable Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

     .14. "Cash Equivalents" means:

     ( ) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances having a maturity of nine months or less and issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender or Affiliate thereof;

     (a) corporate obligations having a maturity of nine months or less and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

     (b) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i)-which has a remaining maturity at the time of purchase of not more than one year or which is subject to a repurchase agreement with any Lender or Affiliate thereof (or any other financial institution referred to in clause (a)-above) exercisable within one year from the time of purchase and (ii) which, in the case of obligations of any state or municipality, is rated at least Aa by Moody's or AA by S&P;

     (c) any mutual fund or other pooled investment vehicle rated at least Aa by Moody's or AA by S&P which invests principally in obligations described above;
and

     (d) any Investment by a Foreign Subsidiary in its local jurisdiction comparable to the items described above.

     .15. "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980.

     .16. "CERCLIS" means the federal Comprehensive Environmental Response
Compensation Liability Information System List (or any successor document) issued under CERCLA.

     .17. "Charter" means the articles of organization, certificate of incorporation, statute, constitution, joint venture agreement, partnership agreement, trust indenture, limited liability company agreement or other charter document of any Person other than an individual, each as from time to time in effect.

     .18. "Closing Date" means the Initial Closing Date and each other date on which any extension of credit is made pursuant to Section-2.1 or 2.2 and the Competitive Auction Facility Loan Closing Dates.

     .19. "Code" means the federal Internal Revenue Code of 1986, as amended.

     .20. "Commitment" means, with respect to any Lender, such Lender's obligations to extend the credits contemplated by Section 2. The original
Commitments are set forth in Exhibit 10.1 and the current Commitments are recorded from time to time in the Register.

     .21. "Company" means Central Maine Power Company, a Maine corporation.

     .22. "Competitive Auction Facility Loan" is defined in Section 2.3.

     .23. "Competitive Auction Facility Loan Accounts" is defined in Section
2.3.5.

     .24. "Competitive Auction Facility Loan Closing Date" is defined in Section
2.3.1.

     .25. "Competitive Auction Facility Loan Interest Payment Date" is defined in Section 2.3.1.

     .26. "Competitive Auction Facility Loan Maturity Date" is defined in
Section 2.3.1.

     .27. "Competitive Auction Facility Note" is defined in Section 2.3.5.

     .28. "Competitive Auction Facility Rates" is defined in Section 2.3.3.

     .29. "Consolidated" and "Consolidating", when used with reference to any term, mean that term as applied to the accounts of the Company (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

     .30. "Consolidated Current Assets" means, at any date, all amounts carried as current assets on the balance sheet of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis.

     .31. "Consolidated Interest Expense" means, for any period, the aggregate amount of interest, including commitment fees, payments in the nature of interest under Capitalized Leases and net payments under Interest Rate
Protection Agreements, accrued by the Company and its Subsidiaries (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a Consolidated basis.

     .32. "Consolidated Net Income" means, for any period, the net income (or loss) applicable to common stock of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net Income shall not include:

     ( ) all amounts included in computing such net income (or loss) in respect of (i) the write-up of any asset after December 31, 1995 or (ii) the retirement of any Indebtedness or equity at less than face value after December 31, 1995;

     (a) extraordinary and nonrecurring gains; and

     (b) any after-tax gains or losses attributable to returned surplus assets of any Plan.

     .33. "Consolidated Net Worth" means, at any date, the total of stockholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net Worth shall not include all amounts included in computing such Consolidated Net Worth in respect of (i) the write-up of any asset after December 31, 1995 or (ii) the retirement of any Indebtedness or equity at less than face value after December 31, 1995.

     .34. "Consolidated Operating Income" means, for any period, the total of:

     ( ) Consolidated Net Income;

     plus (b) all amounts deducted in computing such Consolidated Net Income in respect of: ( ) depreciation and amortization,

     (i) interest on, and commitment fees with respect to, Indebtedness
(including payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements),

     (ii) taxes based upon or measured by net income, and

     (iii) dividends on preferred stock.

     .35. "Credit Documents" means:

     ( ) this Agreement, the Notes, the Fee Letter, and each Interest Rate
Protection Agreement provided by a Lender (or an Affiliate of a Lender) in connection with this Agreement and the Notes to the Company or any of its Subsidiaries, each as from time to time in effect;

     (a) all financial statements, reports, notices, mortgages, assignments, UCC financing statements and certificates delivered to either of the Managing Agents or any of the Lenders by the Company or any of its Subsidiaries in connection herewith or therewith; and

     (b) any other present or future agreement or instrument from time to time entered into among the Company or any of its Subsidiaries, on one hand, and the Managing Agents or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

     .36. "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Company owing to either of the Managing
Agents or any Lender (or any Affiliate of a Lender) under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, reimbursement obligations under Interest Rate Protection
Agreements provided by a Lender (or an Affiliate of a Lender) in connection with this Agreement and the Notes, Facility Fees, amounts provided for in Sections-3.3.4, 3.5 and 9 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (whether accruing before or after a Bankruptcy Default).

     .37. "Credit Participant" is defined in Section 11.2.

     .38. "Default" means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default and the filing against the Company or any of its Subsidiaries of a petition commencing an involuntary case under the Bankruptcy Code.

     .39. "Delinquency Period" is defined in Section-10.5.3.

     .40. "Delinquent Lender" is defined in Section-10.5.3.

     .41. "Delinquent Payment" is defined in Section-10.5.3.

     .42. "Domestic Subsidiary" means any Subsidiary that is not a Foreign
Subsidiary.

     .43. "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including OSHA.

     .44. "Equity Transaction" means any issuance by the Company or any of its Subsidiaries to any Person (other than the Company's or a Subsidiary's officers, employees and directors) of any shares of its capital stock, other equity interests or options, warrants or other purchase rights to acquire such capital stock or other equity interests.

     .45. "ERISA" means the federal Employee Retirement Income Security Act of
1974.

     .46. "ERISA Group Person" means the Company and any Person which is a member of the controlled group or under common control with the Company within the meaning of section 414 of the Code or section-4001(a)(14) of ERISA.

     .47. "Eurodollars" means, with respect to any Lender, deposits of United
States Funds in a non-United States office or an international banking facility of such Lender.

     .48. "Eurodollar Basic Reference Rate" means, for any Eurodollar Interest
Period, the rate of interest at which Eurodollar deposits in an amount comparable to the Percentage Interest of the Reference Lender in the portion of the Revolving Loan as to which a Eurodollar Pricing Option has been elected and which have a term corresponding to the Eurodollar Interest Period are offered to the Reference Lender by first-class banks in the London inter-bank market for deposits in United States dollars for delivery in immediately available funds at the Eurodollar Office on the first day of such Eurodollar Interest Period as determined by the Reference Lender at approximately 10:00 a.m. (New York time) two Banking Days prior to the date upon which such Eurodollar Interest Period is to commence (which determination by the Reference Lender shall, in the absence of manifest error, be conclusive).

     .49. "Eurodollar Interest Period" means any period, selected as provided in
Section 3.3.1, of one, two, three or six months, commencing on any Banking Day and ending on the corresponding date in the subsequent calendar month so indicated (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject to Section 3.3.3, if any Eurodollar Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such Eurodollar Interest
Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the New York Managing Agent in accordance with the then current banking practice in the inter-bank
Eurodollar market with respect to deposits at the Eurodollar Office, which determination by the New York Managing Agent shall, in the absence of manifest error, be conclusive.

     .50. "Eurodollar Office" means a non-United States office or international banking facility of Bank of New York.

     .51. "Eurodollar Pricing Options" means the options granted pursuant to
Section 3.3.1 to have the interest on any portion of the Revolving Loan computed on the basis of a Eurodollar Rate.

     .52. "Eurodollar Rate" for any Eurodollar Interest Period means the rate, rounded upward to the nearest 1/100%, obtained by dividing (a) the Eurodollar
Basic Reference Rate for such Eurodollar Interest Period by (b)-an amount equal to 1 minus the Eurodollar Reserve Rate; provided, however, that if at any time during such Eurodollar Interest Period the Eurodollar Reserve Rate applicable to any outstanding Eurodollar Pricing Option changes, the Eurodollar Rate for such Eurodollar Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change to the extent required by the Legal Requirement implementing such change.

     .53. "Eurodollar Reserve Rate" means the stated maximum rate (expressed as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender against (a)
"Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System applicable to Eurodollar Pricing
Options, (b) any other category of liabilities that includes Eurodollar deposits by reference to which the interest rate on portions of the Revolving Loan subject to Eurodollar Pricing Options is determined, (c)-the principal amount of or interest on any portion of the Revolving Loan subject to a Eurodollar Pricing
Option, to the extent that such reserves arise by reason of Eurodollar funding, or (d) any other category of extensions of credit, or other assets, that includes loans subject to a Eurodollar Pricing Option by a non-United States office of any of the Lenders to United States residents, in each case without the benefits of credits for prorations, exceptions or offsets that may be available to a Lender.

     .54. "Event of Default" is defined in Section 8.1.

     .55. "Exchange Act" means the federal Securities Exchange Act of 1934, as amended.

     .56. "Facility Fee" means, for the 364-Day Revolving Loan, .20% per annum multiplied by the Maximum Amount of 364-Day Revolving Credit, and for the Three-Year Revolving Loan, the percentage per annum in the table below set opposite the applicable Rating Level, multiplied by the Maximum Amount of Three-Year Revolving Credit:

          Rating Level                          Facility Fee Rate
          Level 1                               .15%
          Level 2                               .20%
          Level 3                               .25%
          Level 4                               .35%
          Level 5                               .425%

     .0. "FAME Loan Agreement" means the Loan Agreement dated as of October-19,
1994 between Finance Authority of Maine and the Company relating to the $79,300,000 Finance Authority of Maine Taxable Electric Rate Stabilization
Revenue Notes, Series 1994A (Central Maine Power Company).

     .1. "Federal Funds Rate" means, for any day, the rate equal to the weighted average (rounded upward to the nearest 1/8%) of (a) the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, (a) as such weighted average is published for such day
(or, if such day is not a Banking Day, for the immediately preceding Banking
Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, quotations received by the New York Managing
Agent from three federal funds brokers of recognized standing selected by the New York Managing Agent. Each determination by the New York Managing Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

     .2. "Fee Letter" is defined in Section 5.1.2.

     .3. "Final Maturity Date" means each of the Three-Year Final Maturity Date and the 364-Day Final Maturity Date.

     .4. "Financial Officer" of the Company (or other specified Person) means its chief executive officer, chief financial officer, chief operating officer, chairman, president or treasurer, or any of its vice presidents whose primary responsibility is for its financial affairs, all of whose incumbency and signatures have been certified to the Managing Agents by the secretary or other appropriate attesting officer of the Company (or such specified Person).

     .5. "Financing Debt" means each of the items described in clauses (a) through (f) of the definition of the term "Indebtedness" and, without duplication, any Guarantees of such items.

     .6. "Foreign Subsidiary" means each Subsidiary that is organized under the laws of, and conducting its business primarily in a jurisdiction outside of, the United States of America.

     .7. "Foreign Trade Regulations" means (a) any act that prohibits or restricts, or empowers the President or any executive agency of the United
States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 22 C.F.R. Parts
120-130 and 31 C.F.R. Part 500 and (c) any order, regulation or ruling relating to any of the foregoing.

     .8. "Funding Liability" means, without duplication, (a) any Eurodollar deposit which was used (or deemed by Section 3.3.6 to have been used) to fund any portion of the Revolving Loan subject to a Eurodollar Pricing Option, and
(b) any portion of the Revolving Loan subject to a Eurodollar Pricing Option funded (or deemed by Section 3.3.6 to have been funded) with the proceeds of any such Eurodollar deposit.

     .9. "GAAP" means generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United
States Financial Accounting Standards Board.

     .10. "General and Refunding Mortgage Indenture" means the General and
Refunding Mortgage Indenture dated as of April 15, 1976 between the Company and
Bank of Boston, as trustee (State Street Bank and Trust Company, successor trustee), as currently in effect and as hereafter supplemented and amended in a manner permitted under Section 6.2.4.

     .11. "Guarantee" means, with respect to the Company (or other specified
Person):

     ( ) any guarantee by the Company (or such specified Person) of the payment or performance of, or any contingent obligation by the Company (or such specified Person) in respect of the complete or partial payment of, any Indebtedness of any primary obligor;

     (a) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Company (or such specified
Person) in writing, including any binding "comfort letter" or "keep well agreement" written by the Company (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor,
(iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor; and

     (b) payment obligations, whether contingent or matured, of the Company (or such specified Person) with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection
Agreements,

     in each case whether or not any of the foregoing are reflected on the balance sheet of the Company (or such specified Person) or in a footnote thereto; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

     .12. "Hazardous Material" means any pollutant, toxic or hazardous material or waste, including any "hazardous substance" or "pollutant" or "contaminant" as defined in section 101(14) of CERCLA or any other Environmental Law or regulated as toxic or hazardous under RCRA or any other Environmental Law.

     .13. "Indebtedness" means all obligations, contingent or otherwise, of the Company (or other specified Person) for:

     ( ) borrowed money;

     (a) indebtedness evidenced by notes, debentures or similar instruments;

     (b) Capitalized Lease Obligations;

     (c) liabilities classified upon the balance sheet in accordance with GAAP representing the deferred purchase price of assets (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

     (d) payment obligations, whether contingent or matured, with respect to standby letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements, in each case supporting
Indebtedness under clauses (a) through (d) above (without duplication of other
Indebtedness supported or guaranteed thereby); and

     (e) all Guarantees in respect of Indebtedness of others.

     .14. "Indemnified Party" is defined in Section 9.2.

     .15. "Initial Closing Date" means October 23, 1996 or such other date agreed to by the Company and the Managing Agents.

     .16. "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap, interest rate hedge or other contractual arrangement that converts variable interest rates into fixed interest rates, fixed interest rates into variable interest rates or other similar arrangements with respect to interest obligations.

     .17. "Investment" means, with respect to the Company (or other specified
Person):

     ( ) any share of capital stock, partnership or other equity interest, evidence of Indebtedness or other security issued by any other Person;

     (a) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

     (b) any Guarantee of the Indebtedness of any other Person;

     (c) any acquisition of all, or any division or similar operating unit of, the business of any other Person or the assets comprising such business, division or unit; and

     (d) any other similar investment.

     The investments described in the foregoing clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include
(i) current trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (ii) deposits, advances or prepayments to suppliers for property leased or licensed, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for relocation and travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company (or such specified Person) or as security for any such Indebtedness or claim or (v) demand deposits in banks or similar financial institutions.

     In determining the amount of outstanding Investments:

     (A) the amount of any Investment shall be the cost thereof minus any returns of capital in cash on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

     (B) the amount of any Investment in respect of a purchase described in clause (d) above shall include the amount of any Financing Debt assumed in connection with such purchase or secured by any asset acquired in such purchase
(whether or not any Financing Debt is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

     (C) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

     .18. "Legal Requirement" means any present or future requirement imposed upon any of the Lenders or the Company and its Subsidiaries by any law, statute, rule, regulation, directive, order or decree (or any interpretation thereof by courts or of administrative bodies) of the United States of America, or each jurisdiction in which the Eurodollar Office is located or any state or political subdivision of any of the foregoing, or by any board, governmental or administrative agency, central bank or monetary authority of the United States of America, each jurisdiction in which the Eurodollar Office is located, or any political subdivision of any of the foregoing. Any such law, statute, rule, regulation, directive, order, decree or interpretation imposed on any of the Lenders not having the force of law shall be deemed to be a Legal Requirement for purposes of Section 3 if such Lender reasonably believes that compliance therewith is customary commercial practice.

     .19. "Lender" means each of the Persons listed as lenders on the signature page hereto, including Bank of Boston and Bank of New York, each in its capacity as a Lender, and such other Persons who may from time to time own a Percentage
Interest in the Credit Obligations, but the term "Lender" shall not include any Credit Participant.

     .20. "Lien" means, with respect to the Company (or any other specified
Person):

     ( ) any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of the Company (or such specified Person), whether now owned or hereafter acquired, or upon the income or profits therefrom;

     (a) the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease); and

     (b) the transfer of any tangible property or assets, other than in the ordinary course of business, for the purpose of creating collateral for the payment of previously outstanding Indebtedness in priority to payment of the general creditors of the Company (or such specified Person).

     .21. "Loan" means, collectively, the Revolving Loan and the Competitive
Auction Facility Loans.

     .22. "Managing Agents" means Bank of Boston and Bank of New York in their capacity as managing agents for the Lenders hereunder, as well as their successors and assigns in such capacity pursuant to Section 10.8.

     .23. "Margin Stock" means "margin stock" within the meaning of Regulations
G, T, U or X of the Board of Governors of the Federal Reserve System.

     .24. "Material Adverse Change" means, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse change in (a) the financial condition, operations, properties or financial or business prospects of the Company (on an individual basis) or the Company and its Subsidiaries (on a Consolidated basis), whether as a result of (i) general economic conditions affecting the electric power industry, (ii) difficulties in obtaining supplies and raw materials, (iii) fire, flood or other natural calamities, (iv) environmental pollution, (v) regulatory changes, judicial decisions, war or other governmental action or (vi) any other event or development, whether or not related to those enumerated above or (b) the ability of the Company to perform its obligations under the Credit Documents or (c) the rights and remedies of the Managing Agents and the Lenders under the Credit Documents.

     .25. "Material Agreements" means the General and Refunding Mortgage
Indenture, the FAME Loan Agreement and other financing documents evidencing
Indebtedness permitted under Section 6.6.

     .26. "Maximum Amount of 364-Day Revolving Credit" is defined in Section
2.2.2.

     .27. "Maximum Amount of Three-Year Revolving Credit" is defined in Section
2.1.2.

     .28. "Moody's" means Moody's Investors Service, Inc.

     .29. "More Favorable Provision" is defined in Section 6.2.4.

     .30. "Multiemployer Plan" means, at any date, a "multiemployer plan" as defined in section 4001(a)(3) of ERISA, to which contributions have been made or are or were required to be made, by any ERISA Group Person within six years prior to such date.

     .31. "New York Managing Agent" means Bank of New York, in its capacity as a
Managing Agent hereunder.

     .32. "New York Office" means the principal banking office of Bank of New
York in New York, New York.

     .33. "1995 10-K" is defined in Section 7.2.1.

     .34. "Nonperforming Lender" is defined in Section 10.5.3.

     .35. "Notes" means collectively, the Revolving Notes and the Competitive
Auction Facility Notes.

     .36. "OSHA" means the federal Occupational Safety and Health Act.

     .37. "Overdue Reimbursement Rate" means, at any date, the highest
Applicable Rate then in effect.

     .38. "Payment Date" means (a) the last Banking Day of each March, June,
September and December occurring after the Initial Closing Date and (b) the Final Maturity Date.

     .39. "PBGC" means the Pension Benefit Guaranty Corporation or any successor entity.

     .40. "Percentage Interest" means (a) at all times when no Event of Default under Section 8.1.1 and no Bankruptcy Default exists, the ratio that the respective Commitments of the Lenders bear to the total Commitments of all Lenders as from time to time in effect and reflected in the Register, and (b) at all other times, the ratio that the respective amounts of the outstanding Credit
Obligations owing to the Lenders in respect of extensions of credit under
Section 2 bear to the total outstanding Credit Obligations owing to all Lenders.

     .41. "Performing Lender" is defined in Section 10.5.3.

     .42. "Person" means any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

     .43. "Plan" means, at any date, any pension benefit plan subject to Title
IV of ERISA, other than a Multiemployer Plan, maintained, or to which contributions have been made or are required to be made, by any ERISA Group
Person within six years prior to such date.

     .44. "Pre-Closing 1934 Act Reports" means the Company's Report on Form 10-K for fiscal year 1995, its Quarterly Reports on Form 10-Q for the quarters ended
March 31, 1996 and June 30, 1996 and its Reports on Form 8-K dated January 12,
February 1, April 19, August 21, September 6 and October 16, 1996, each as furnished to the Lenders prior to the date hereof.

     .45. "Prior Credit Agreements" means the $50,000,000 Credit Agreement dated as of October 15, 1986, as amended, among the Company, Continental Illinois
National Bank and Trust Company of Chicago, as Agent, and the other lenders named therein and the $80,000,000 Competitive Advance and Revolving Credit
Facility dated as of November 7, 1994, as amended, among the Company, Chemical
Bank, as Agent, and the other lenders named therein.

     .46. "Rating" means, with respect to either Moody's or S&P, such agency's credit rating on the Company's outstanding General and Refunding Mortgage Bonds not entitled to external credit support or, if none of such General and Refunding Mortgage Bonds remain outstanding, on the unsecured long-term
Indebtedness of the Company outstanding under the Company's Indenture dated as of August 1, 1989, as amended, not entitled to external credit support or if neither said Bonds or Indebtedness remain outstanding, such other senior secured or unsecured Indebtedness of the Company as the Managing Agents shall designate.

     .47. "Rating Level" means the category of the Ratings from time to time in effect, as determined with reference to the Ratings issued by both Moody's and S&P, as follows:

     ( ) "Level 1" means a BBB+ or higher Rating by S&P and a Baa1 or higher
Rating by Moody's.

     (a) "Level 2" means a BBB or higher Rating by S&P and a Baa2 or higher
Rating by Moody's.

     (b) "Level 3" means a BBB- or higher Rating by S&P and a Baa3 or higher
Rating by Moody's.

     (c) "Level 4" means a BB+ or higher Rating by S&P and a Ba1 or higher
Rating by Moody's.

     (d) "Level 5" means a BB or lower Rating by S&P and a Ba2 or lower Rating by Moody's.

     In the event that the Ratings qualify for more than one Rating Level, the Rating Level shall be the one with the lowest numerical designation. In the event that the Ratings by S&P and Moody's differ by one level, the Rating Level determined by the lower Rating shall apply. In the event that the Ratings by S&P and Moody's differ by more than one level, the Rating Level determined by raising the lower Rating by one level shall apply. Rating Levels will be redetermined upon any change in either the S&P Rating or the Moody's Rating.

     .48. "RCRA" means the federal Resource Conservation and Recovery Act,
42 U.S.C. ss 6901, et seq.

     .49. "Reference Lender" means Bank of New York.

     .50. "Register" is defined in Section 11.1.3.

     .51. "Replacement Lender" is defined in Section 11.3.

     .52. "Request Date" is defined in Section 2.3.1.

     .53. "Required Lenders" means, with respect to any approval, consent, modification, waiver or other action to be taken by the Managing Agents or the Lenders under the Credit Documents which requires action by the Required
Lenders, such Lenders as own at least a majority of the Percentage Interests;
provided, however, that with respect to any matters referred to in the proviso to Section 10.7, Required Lenders means such Lenders as own at least the respective portions of the Percentage Interests required by Section 10.7.

     .54. "Revolving Loan" means, collectively, the Three-Year Revolving Loan and the 364-Day Revolving Loan.

     .55. "Revolving Notes" means, collectively, the Three-Year Revolving Notes and the 364-Day Revolving Notes.

     .56. "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill
Corporation.

     .57. "Securities Act" means the federal Securities Act of 1933, as amended.

     .58. "Significant Subsidiary" means, at the time any determination thereof is to be made, any Subsidiary which (i) as of the end of the next preceding fiscal quarter had assets which comprised not less than 5% of the aggregate book value of the Consolidated assets of the Company and its Subsidiaries, determined in accordance with GAAP, as of the end of such quarter or (ii) for the period of four consecutive fiscal quarters most recently ended had operating income which comprised not less than 5% of the Consolidated Operating Income of the Company and its Subsidiaries for such period.

     .59. "Subsidiary" means any corporation of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, own more than 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally and any other
Person whose financial statements are required to be included in the Consolidated financial statements of the Company in accordance with GAAP.

     .60. "Tax" means any present or future tax, levy, duty, impost, deduction, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to its obligations hereunder, the Loan, any payment in respect of the Credit Obligations or any Funding Liability not included in the foregoing; provided, however, that the term "Tax" shall not include taxes imposed upon or measured by the net income of such Lender (other than withholding taxes) or franchise taxes.

     .61. "$10,000,000 Financing Debt" is defined in Section 8.1.5.

     .62. "364-Day Competitive Auction Facility Loan" means a Competitive
Auction Facility Loan, the amount of which is to be applied against the Maximum
Amount of 364-Day Revolving Credit.

     .63. "364-Day Final Maturity Date" means October 22, 1997 or such date to which this date is extended pursuant to Section 2.6.2.

     .64. "364-Day Revolving Loan" is defined in Section 2.2.4.

     .65. "364-Day Revolving Notes" is defined in Section 2.2.4.

     .66. "Three-Year Competitive Auction Facility Loan" means a Competitive
Auction Facility Loan, the amount of which is to be applied against the Maximum
Amount of Three-Year Revolving Credit.

     .67. "Three-Year Final Maturity Date" means October 22, 1999 or such date to which this date is extended pursuant to Section 2.6.1.

     .68. "Three-Year Revolving Loan" is defined in Section 2.1.4.

     .69. "Three-Year Revolving Notes" is defined in Section 2.1.4.

     .70. "United States Funds" means such coin or currency of the United States of America as at the time shall be legal tender therein for the payment of public and private debts.

     .71. "Unsecured Medium Term Notes" means unsecured Indebtedness of the
Company denominated "Medium Term Notes" and issued or to be issued pursuant to the Company's Indenture, dated as of August 1, 1989, as amended.

     .72. "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares and, in the case of Foreign Subsidiaries, shares required by Legal Requirements to be held by foreign nationals) is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

The Credits.         The Credits

     Three-Year Revolving Credit.r Revolving Credit

     Three-Year Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the Three-Year Final Maturity Date the Lenders will, severally in accordance with their respective Commitments in the Three-Year Revolving Loan, make loans to the Company in such amounts as may be requested by the Company in accordance with Section 2.1.3. The sum of the aggregate principal amount of loans made under this Section 2.1.1 at any one time outstanding plus the Three-Year Competitive Auction Facility Loans shall in no event exceed the Maximum Amount of Three-Year Revolving Credit. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this Section 2.1 exceed such Lender's Commitment with respect to the Three-Year Revolving Loan.

     Maximum Amount of Three-Year Revolving Credit. The term "Maximum Amount of
Three-Year Revolving Credit" means $50,000,000 minus the amount (in a minimum of $2,500,000 and in an integral multiple of $1,000,000 that is in excess of $2,500,000) by which $50,000,000 shall have been irrevocably reduced from time to time upon three business days' prior notice from the Company to the New York
Managing Agent. Upon termination or reduction of the Maximum Amount of Three-Year Revolving Credit, the Company shall pay to the New York Managing
Agent, for the account of the Lenders according to each's Percentage Interest, accrued Facility Fees (to the date of termination or reduction) on the terminated or reduced portion of the Maximum Amount of Three-Year Revolving
Credit.

     Borrowing Requests. The Company may from time to time request a loan under
Section 2.1.1 by providing to the New York Managing Agent a notice (which may be given by a telephone call if promptly confirmed in writing). Such notice must be not later than 10:30 a.m. (New York time) on the same Banking Day as the requested Closing Date for such loan (or on the third Banking Day prior to the requested Closing Date if any portion of such loan will be subject to a Eurodollar Pricing Option on the requested Closing Date). The notice must specify (a) the amount of the requested loan (which shall be not less than $1,000,000 and shall otherwise be an integral multiple of $500,000) and (b) the requested Closing Date therefor (which shall be a Banking Day). Upon receipt of such notice, the New York Managing Agent will promptly inform each other Lender
(by telephone or otherwise). Each such loan will be made at the New York Office by depositing the amount thereof to the general account of the Company with the New York Managing Agent.

     Three-Year Revolving Notes. The aggregate principal amount of the loans outstanding from time to time under this Section 2.1 is referred to as the "Three-Year Revolving Loan". The Three-Year Revolving Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. The
Company's obligations to pay each Lender's Percentage Interest in the Three-Year
Revolving Loan shall be evidenced by a separate note of the Company in substantially the form of Exhibit 2.1.4 (the "Three-Year Revolving Notes"), payable to each Lender in accordance with such Lender's Percentage Interest in the Three-Year Revolving Loan.

     364-Day Revolving Credit.-Day Revolving Credit

     364-Day Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the 364-Day Final Maturity Date the Lenders will, severally in accordance with their respective Commitments in the 364-Day
Revolving Loan, make loans to the Company in such amounts as may be requested by the Company in accordance with Section 2.2.3. The sum of the aggregate principal amount of loans made under this Section 2.2.1 at any one time outstanding plus the 364-Day Competitive Auction Facility Loans shall in no event exceed the Maximum Amount of 364-Day Revolving Credit. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this
Section 2.2 exceed such Lender's Commitment with respect to the 364-Day
Revolving Loan.

     Maximum Amount of 364-Day Revolving Credit. The term "Maximum Amount of
364-Day Revolving Credit" means $75,000,000 minus the amount (in a minimum of $2,500,000 and in an integral multiple of $1,000,000 that is in excess of $2,500,000) by which $75,000,000 shall have been irrevocably reduced from time to time upon three business days' prior notice from the Company to the New York
Managing Agent. Upon termination or reduction of the Maximum Amount of 364-Day
Revolving Credit, the Company shall pay to the New York Managing Agent, for the account of the Lenders according to each's Percentage Interest, accrued Facility
Fees (to the date of termination or reduction) on the terminated or reduced portion of the Maximum Amount of 364-Day Revolving Credit.

     Borrowing Requests. The Company may from time to time request a loan under
Section 2.2.1 by providing to the New York Managing Agent a notice (which may be given by a telephone call if promptly confirmed in writing). Such notice must be not later than 10:30 a.m. (New York time) on the same Banking Day as the requested Closing Date for such loan (or on the third Banking Day prior to the requested Closing Date if any portion of such loan will be subject to a Eurodollar Pricing Option on the requested Closing Date). The notice must specify (a) the amount of the requested loan (which shall be not less than $1,000,000 and shall otherwise be an integral multiple of $500,000) and (b) the requested Closing Date therefor (which shall be a Banking Day). Upon receipt of such notice, the New York Managing Agent will promptly inform each other Lender
(by telephone or otherwise). Each such loan will be made at the New York Office by depositing the amount thereof to the general account of the Company with the New York Managing Agent.

     364-Day Revolving Notes. The aggregate principal amount of the loans outstanding from time to time under this Section 2.2 is referred to as the "364-Day Revolving Loan". The 364-Day Revolving Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. The
Company's obligations to pay each Lender's Percentage Interest in the 364-Day
Revolving Loan shall be evidenced by a separate note of the Company in substantially the form of Exhibit 2.2.4 (the "364-Day Revolving Notes"), payable to each Lender in accordance with such Lender's Percentage Interest in the 364-Day Revolving Loan.

     Competitive Auction Facility Credit. As provided in this Section 2.3, the
Company may request, and one or more Lenders, each acting in its sole and absolute discretion, may offer to make, loans on a competitive auction facility basis (each such loan made by any of the Lenders pursuant to this Section 2.3 being referred to as a "Competitive Auction Facility Loan"), which the Company may, in its sole and absolute discretion, agree to accept; provided, however, that in no event shall the sum of the aggregate Three-Year Competitive Auction
Facility Loans at any one time outstanding plus the Three-Year Revolving Loan exceed the Maximum Amount of Three-Year Revolving Credit, and further provided that in no event shall the sum of the aggregate 364-Day Competitive Auction
Facility Loans at any one time outstanding plus the 364-Day Revolving Loan exceed the Maximum Amount of 364-Day Revolving Credit.

     Request by the Company. Subject to all the terms and conditions of this Agreement and so long as no Default exists, the Company may, at any time prior to the Final Maturity Date, by telex or telecopy notice to the New York Managing
Agent substantially in the form of Exhibit 2.3.1 received not later than 10:00 a.m. (New York time) on any Banking Day (the "Request Date"), request bids for loans pursuant to this Section 2.3 to be made on the following Banking Day (the
"Competitive Auction Facility Loan Closing Date"), such request to specify:

     ( ) whether the proposed loans shall be Three-Year Competitive Auction
Facility Loans or 364-Day Competitive Auction Facility Loans,

     (a) the aggregate amount of the proposed loans, which shall not be less than $1,000,000 and which shall otherwise be in integral multiples of $500,000,

     (b) the proposed maturity dates (each such date a "Competitive Auction
Facility Loan Maturity Date") for such proposed loans (which maturity dates shall be not earlier than seven days following the applicable Competitive
Auction Facility Loan Closing Date and not later than the earlier of (i) the 180th day following the applicable Competitive Auction Facility Loan Closing
Date and (ii) the applicable Final Maturity Date) and,

     (c) the proposed dates (each such date a "Competitive Auction Facility Loan
Interest Payment Date"), if any, prior to the applicable Competitive Auction
Facility Loan Maturity Date on which accrued but unpaid interest shall be due and payable on the principal amount of such proposed loans; provided, however, that in the event the proposed Competitive Auction Facility Loan Maturity Date is more than 90 days after the proposed Competitive Auction Facility Loan
Closing Date, the Company shall also pay accrued and unpaid interest on the proposed loans on the 90th day after the proposed Competitive Auction Facility
Loan Closing Date. No more than 10 Eurodollar Pricing Options and Competitive
Auction Facility Loans in the aggregate may be outstanding at any one time.

     Dissemination of Requests for Bids for Competitive Auction Facility Loans.
Promptly upon receipt of each request submitted by the Company pursuant to
Section 2.3.1, and in any event not later than 2:00 p.m. (New York time) on the applicable Request Date, the New York Managing Agent shall, by telex or telecopy notice (or by telephonic notice on a reasonable efforts basis, promptly confirmed by telex or telecopy) to each Lender in substantially the form of
Exhibit 2.3.2, notify each Lender of such request, which notice shall constitute an invitation on behalf of the Company for each Lender to submit bids pertaining to the proposed Competitive Auction Facility Loans in accordance with Section
2.3.3.

     Bids for Competitive Auction Facility Loans. Each Lender may, in its sole and absolute discretion, respond to such invitation by submitting a bid by telex or telecopy notice to the New York Managing Agent no later than 10:00 a.m. (New
York time) on the proposed Competitive Auction Facility Loan Closing Date. Such notice shall be in substantially the form of Exhibit 2.3.3A, which notice shall constitute an offer by such Lender to the Company to make Competitive Auction
Facility Loans on the proposed Competitive Auction Facility Loan Closing Date in the principal amounts specified in the notice from such Lender, which principal amounts (a) may be for all or any portion of the proposed Competitive Auction
Facility Loans, notwithstanding the Percentage Interest of such Lender in the Revolving Loan, (b) may be different principal amounts for different Competitive
Auction Facility Loan Maturity Dates (subject to an over-all maximum) and (c) shall be an integral multiple of $500,000 maturing on the Competitive Auction
Facility Loan Maturity Dates requested by the Company, with accrued and unpaid interest on the principal amount thereof to be due and payable on the Competitive Auction Facility Loan Interest Payment Dates, if any, requested by the Company, and on such Competitive Auction Facility Loan Maturity Dates, such interest to accrue at the rates per annum (which shall be in integral multiples of 1/100%) specified in such notice (the "Competitive Auction Facility Rates").
The New York Managing Agent shall disregard any bid (i) not submitted by 10:00 a.m. (New York time) on the proposed Competitive Auction Facility Loan Closing
Date or (ii) not substantially in the form of Exhibit 2.3.3A, or not complete, or containing qualifying, conditional or similar language, or terms different from or in addition to those set forth in the pertinent request, and any late or non-conforming bid shall be deemed not to have been given for any purpose of this Agreement. The New York Managing Agent shall promptly, and in any event not later than 11:00 a.m. (New York time) on the proposed Competitive Auction
Facility Loan Closing Date, by telephonic notice to the Company, confirmed in writing, forward to the Company in substantially the form of Exhibit 2.3.3B, all bids submitted in compliance with this Section 2.3.3. Notwithstanding the foregoing provisions of this Section 2.3.3, each of the Lenders constituting the Managing Agents shall submit its own bid, if any, to the Company by telex or telecopy not later than 9:45 a.m. (New York time) on the proposed Competitive
Auction Facility Loan Closing Date.

     Acceptance of Bids by the Borrower. Not later than Noon (New York time) on the applicable Competitive Auction Facility Loan Closing Date, the Company shall by telex or telecopy notice to the New York Managing Agent in substantially the form of Exhibit 2.3.4A, indicate its acceptance or non-acceptance of each offer submitted pursuant to Section 2.3.3. In the case of acceptance, such notice shall be irrevocable and shall specify the aggregate principal amount of each offered Competitive Auction Facility Loan that is accepted. Such notice shall be deemed to constitute the certification of the Company that the closing conditions for such Competitive Auction Facility Loans contained in Section 5.2
(other than the delivery of an officer's certificate) have been satisfied. The
Company may accept each such offer in whole or in part; provided, however, that
(a) the aggregate principal amount of all Competitive Auction Facility Loans accepted and made on any Competitive Auction Facility Loan Closing Date may not exceed the applicable amount set forth in the applicable request, (b) the principal amount of each Competitive Auction Facility Loan shall be an integral multiple of $500,000, and (c) acceptance of offers for Competitive Auction
Facility Loans with the same Competitive Auction Facility Loan Maturity Date may be made only on the basis of ascending quoted Competitive Auction Facility
Rates; and provided, further, that if offers are made by two or more Lenders having the same Competitive Auction Facility Rate for a greater aggregate principal amount than the amount in respect of which offers at such rate are accepted, the principal amount of such Competitive Auction Facility Loans in respect of which such offers are accepted at such rate shall be allocated by the New York Managing Agent among such Lenders as nearly as possible (in integral multiples of $500,000) in proportion to the aggregate principal amount of such offers. Determinations by the New York Managing Agent of the amounts of Competitive Auction Facility Loans pursuant to the immediately preceding sentence shall be conclusive in the absence of manifest error. The New York
Managing Agent shall, not later than 1:00 p.m. (New York time) on the Competitive Auction Facility Loan Closing Date, notify each Lender who submitted an offer for the particular loans requested pursuant to Section 2.3.1 whether any offer has been accepted (substantially in the form of Exhibit 2.3.4B) or rejected (substantially in the form of Exhibit 2.3.4C) and, if accepted, in what principal amount and maturity. In the event the Company fails to provide such notice to the New York Managing Agent by Noon (New York time) on the Competitive
Auction Facility Loan Closing Date, the New York Managing Agent may conclusively presume that all such offers have been rejected by the Company and, in such event, the New York Managing Agent shall, not later than 1:00 p.m. (New York time), so notify each Lender which submitted an offer. Each time a Competitive
Auction Facility Loan is made, the New York Managing Agent shall send a notice to the Company and each Lender in substantially the form of Exhibit 2.3.4D specifying the principal amount and maturity date of such Competitive Auction
Facility Loan.

     .4. Funding by the New York Managing Agent; Competitive Auction Facility
Loan Account, etc Funding by the New York Managing Agent; Competitive Auction
Facility Loan Account, etc. Each Competitive Auction Facility Loan by any Lender will be made on the terms offered by such Lender and accepted by the Company in accordance with this Section 2.3 at the New York Office on the applicable
Competitive Auction Facility Loan Closing Date by adding the amount thereof to the applicable Competitive Auction Facility Loan Accounts and either (a) by crediting the amount thereof to either the Three-Year Revolving Loan or the 364-Day Revolving Loan of the Company, as the Company specifies in its request under Section 2.3.1, for the account of the Lenders in accordance with their respective Percentage Interests therein or (b) if the Company shall have specified by written notice to the New York Managing Agent, by crediting the amount thereof to the general account of the Company with the New York Managing
Agent at the New York Office.

     ( ) Competitive Auction Facility Loan Account. The New York Managing Agent will establish on its books separate loan accounts (the "Competitive Auction
Facility Loan Accounts") for each Lender extending a Competitive Auction
Facility Loan to the Company which the New York Managing Agent shall administer as follows: (i) the New York Managing Agent shall debit to the pertinent
Competitive Auction Facility Loan Account the principal amount of all Competitive Auction Facility Loans from time to time made by such Lender to the Company and (ii) the New York Managing Agent shall credit to the pertinent
Competitive Auction Facility Loan Account of the Lender for whose benefit payment is made, all payments made on account of the principal amount of Indebtedness evidenced by the pertinent Competitive Auction Facility Loan
Account. Upon the request of any Lender, the Company shall issue a note in substantially the form of Exhibit 2.3.5 (a "Competitive Auction Facility Note") evidencing the Indebtedness evidenced by such Lender's Competitive Auction
Facility Loan Account.

     (a) Maturity Date; Interest; Repayment. The stated maturity date of each
Competitive Auction Facility Loan shall be the applicable Competitive Auction
Facility Loan Maturity Date for such Competitive Auction Facility Loan. The
Company will pay interest on the principal amount of each Competitive Auction
Facility Loan at the applicable Competitive Auction Facility Rate (plus an additional 2% per annum effective on the day either Managing Agent notifies the Company that the interest rates hereunder are increasing as a result of the occurrence and continuation of an Event of Default under Section 8.1.1 until the earlier of such time as (x) such Event of Default is no longer continuing or (y) such Event of Default is deemed pursuant to Section 8.3 no longer to exist) for such Competitive Auction Facility Loan on each applicable Competitive Auction
Facility Loan Interest Payment Date, if any, and on the applicable Competitive
Auction Facility Loan Maturity Date for such Competitive Auction Facility Loan.
Upon the maturity of any Competitive Auction Facility Loan, so long as either
(i) no Event of Default then exists or (ii) the New York Managing Agent shall have received the consent of all the Lenders if an Event of Default then exists, the New York Managing Agent shall debit either the Three-Year Revolving Loan or the 364-Day Revolving Loan of the Company, as the Company specified in its request under Section 2.3.1, in the principal amount of such Competitive Auction
Facility Loan for the account of the Lenders in accordance with their respective
Percentage Interests and shall credit the same amount to the pertinent
Competitive Auction Facility Loan Account.

     Prepayments in Respect of Competitive Auction Facility Loans. No
Competitive Auction Facility Loan may be prepaid by the Company.

     Application of Proceeds.plication of Proceeds

     Three-Year Revolving Loan. Subject to Section 2.4.4, the Company will apply the proceeds of the Three-Year Revolving Loan for working capital and other lawful corporate purposes of the Company and its Subsidiaries.

     364-Day Revolving Loan. Subject to Section 2.4.4, the Company will apply the proceeds of the 364-Day Revolving Loan for working capital and other lawful corporate purposes of the Company and its Subsidiaries.

     Competitive Auction Facility Loan. Subject to Section 2.4.4, the Company will apply the proceeds of the Competitive Auction Facility Loan for working capital and other lawful corporate purposes of the Company and its Subsidiaries.

     Specifically Prohibited Applications. The Company will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Credit Documents to purchase or to carry Margin Stock, or to any transaction prohibited by the Foreign Trade Regulations or by the Credit
Documents or to any transaction prohibited by other Legal Requirements applicable to the Lenders of which notice has been given by any Lender to the Company.

     Nature of Obligations of Lenders to Make Extensions of Credite Extensions of Credit

     Revolving Loans. The Lenders' obligations to make Revolving Loans under this Agreement are several and are not joint or joint and several. If on any Closing Date any Lender shall fail to perform its obligations under this Agreement, the aggregate amount of Commitments to make the extensions of credit under this Agreement shall be reduced by the amount of unborrowed Commitment of the Lender so failing to perform and the Percentage Interests shall be appropriately adjusted. Lenders that have not failed to perform their obligations to make the extensions of credit contemplated by Section 2 may, if any such Lender so desires, assume, in such proportions as such Lenders may agree, the obligations of any Lender who has so failed and the Percentage
Interests shall be appropriately adjusted. The provisions of this Section 2.5 shall not affect the rights of the Company against any Lender failing to perform its obligations hereunder.

     Competitive Auction Facility Loans. The obligation to make a Competitive
Auction Facility Loan shall be an obligation solely of the Lenders which offered to make such loan in accordance with Section 2.3 and whose offers were accepted thereunder.

     Extension of Final Maturity Dates of the Revolving Loan.of the Revolving
Loan

     Three-Year Final Maturity Date. At the request of the Company (the first request to occur not earlier than 60 days prior to the second anniversary of the Initial Closing Date) and with the approval of all the Lenders, the Three-Year
Final Maturity Date may be extended up to two times for additional periods of up to one year each.

     364-Day Final Maturity Date. At the request of the Company and with the approval of all the Lenders, the 364-Day Final Maturity Date may be extended, each such succeeding 364-Day Final Maturity Date to be no later than the date which is 364 days after the preceding 364-Day Final Maturity Date.

Interest; Eurodollar Pricing Options; Fees.ricing Options; Fees

     Interest on Revolving Loan. The Revolving Loan shall accrue and bear interest at a rate per annum which shall at all times equal the Applicable Rate.
Prior to any stated or accelerated maturity of the Revolving Loan, the Company will, on each Payment Date, pay the accrued and unpaid interest on the portion of the Revolving Loan which was not subject to a Eurodollar Pricing Option. On the last day of each Eurodollar Interest Period or on any earlier termination of any Eurodollar Pricing Option, the Company will pay the accrued and unpaid interest on the portion of the Revolving Loan which was subject to the Eurodollar Pricing Option which expired or terminated on such date. In the case of any Eurodollar Interest Period longer than three months, the Company will also pay the accrued and unpaid interest on the portion of the Revolving Loan subject to the Eurodollar Pricing Option having such Eurodollar Interest Period at three-month intervals, the first such payment to be made on the last Banking
Day of the three-month period which begins on the first day of such Eurodollar
Interest Period. On the stated or any accelerated maturity of the Revolving
Loan, the Company will pay all accrued and unpaid interest on the Revolving
Loan, including any accrued and unpaid interest on any portion of the Revolving
Loan which is subject to a Eurodollar Pricing Option. Upon the occurrence and during the continuance of an Event of Default, the Lenders may require accrued interest to be payable on demand or at regular intervals more frequent than each Payment Date. All payments of interest with respect to the Revolving Loan shall be made to the New York Managing Agent for the account of each Lender in accordance with such Lender's Percentage Interest.

     Interest on Competitive Auction Facility Loans. The Company will pay interest on each Competitive Auction Facility Loan to the New York Managing
Agent for the benefit of the applicable Lender at the rate and on the dates specified in Section 2.3.5(b).

     Eurodollar Pricing Options.ollar Pricing Options

     Election of Eurodollar Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Company may from time to time, by irrevocable notice to the New York Managing Agent actually received not less than three Banking Days prior to the commencement of the Eurodollar
Interest Period selected in such notice, elect to have such portion of the Revolving Loan as the Company may specify in such notice accrue and bear interest during the Eurodollar Interest Period so selected at the Applicable
Rate computed on the basis of the Eurodollar Rate. In the event the Company at any time fails to elect a Eurodollar Pricing Option under this Section 3.3.1 for any portion of the Revolving Loan, then such portion of the Revolving Loan will accrue and bear interest at the Applicable Rate based on the Base Rate. No election of a Eurodollar Pricing Option shall become effective:

     ( ) if, prior to the commencement of any such Eurodollar Interest Period, the New York Managing Agent determines that (i) the electing or granting of the Eurodollar Pricing Option in question would violate a Legal Requirement,
(ii) Eurodollar deposits in an amount comparable to the principal amount of the Revolving Loan as to which such Eurodollar Pricing Option has been elected and which have a term corresponding to the proposed Eurodollar Interest Period are not readily available in the inter-bank Eurodollar market, or (iii) by reason of circumstances affecting the inter-bank Eurodollar market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed Eurodollar Interest Period; or

     (a) if any Lender shall have advised the New York Managing Agent by telephone or otherwise at or prior to noon (New York time) on the second Banking
Day prior to the commencement of such proposed Eurodollar Interest Period (and shall have subsequently confirmed in writing) that, after reasonable efforts to determine the availability of such deposits, such Lender reasonably anticipates that deposits in an amount equal to the Percentage Interest of such Lender in the portion of the Revolving Loan as to which such Eurodollar Pricing Option has been elected and which have a term corresponding to the Eurodollar Interest
Period in question will not be offered in the inter-bank Eurodollar market to such Lender.

     Notice to Lenders and Company. The New York Managing Agent will promptly inform each Lender (by telephone or otherwise) of each notice received by it from the Company pursuant to Section 3.3.1 and of the Eurodollar Interest Period specified in such notice. Upon determination by the New York Managing Agent of the Eurodollar Rate for such Eurodollar Interest Period or in the event such election shall not become effective, the New York Managing Agent will promptly notify the Company and each Lender (by telephone or otherwise) of the Eurodollar
Rate so determined or why such election did not become effective, as the case may be.

     Selection of Eurodollar Interest Periods. Eurodollar Interest Periods shall be selected so that:

     ( ) the portion of the Revolving Loan subject to any Eurodollar Pricing
Option shall be at least $2,500,000 and otherwise an integral multiple of $500,000;

     (a) no more than ten Eurodollar Pricing Options shall be outstanding at any one time; and

     (b) no Eurodollar Interest Period with respect to any part of the Revolving
Loan subject to a Eurodollar Pricing Option shall expire later than the Final
Maturity Date.

     Additional Interest. If any portion of the Revolving Loan subject to a Eurodollar Pricing Option is repaid, or any Eurodollar Pricing Option is terminated for any reason (including acceleration of maturity), on a date which is prior to the last Banking Day of the Eurodollar Interest Period applicable to such Eurodollar Pricing Option, the Company will pay to the New York Managing
Agent for the account of each Lender in accordance with such Lender's Percentage
Interest, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the present value (calculated in accordance with this Section
3.3.4) of interest for the unexpired portion of such Eurodollar Interest Period on the portion of the Revolving Loan so repaid, or as to which a Eurodollar
Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the rate applicable to such Eurodollar Pricing Option minus (b) the rate of interest obtainable by the New York Managing Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date approximating the last Banking Day of such Eurodollar Interest Period. The present value of such additional interest shall be calculated by discounting the amount of such interest for each day in the unexpired portion of such Eurodollar Interest Period from such day to the date of such repayment or termination at a per annum interest rate equal to the interest rate determined pursuant to clause (b) of the preceding sentence, and by adding all such amounts for all such days during such period. The determination by the New York Managing Agent of such amount of interest shall, in the absence of manifest error, be conclusive. For purposes of this
Section 3.3.4, if any portion of the Revolving Loan which was to have been subject to a Eurodollar Pricing Option is not outstanding on the first day of the Eurodollar Interest Period applicable to such Eurodollar Pricing Option other than for reasons described in Section 3.3.1, the Company shall be deemed to have terminated such Eurodollar Pricing Option.

     Violation of Legal Requirements. If any Legal Requirement shall prevent any
Lender from funding or maintaining through the purchase of deposits in the inter-bank Eurodollar market any portion of the Revolving Loan subject to a Eurodollar Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated by Section 3.3, (a) the New York Managing Agent may by notice to the Company terminate all of the affected Eurodollar Pricing
Options, (b) the portion of the Revolving Loan subject to such terminated
Eurodollar Pricing Options shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the Company shall make any payment required by Section 3.3.4.

     Funding Procedure. The Lenders may fund any portion of the Revolving Loan subject to a Eurodollar Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Revolving Loan subject to a Eurodollar
Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Revolving Loan and the amounts payable under Section 3.3.4 and 3.5, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Revolving Loan through the purchase of deposits in such amount of the type by which the Eurodollar Basic Reference Rate was determined with a maturity the same as the applicable Eurodollar Interest Period relating thereto and through the transfer of such deposits from an office of the Lender having the same location as the Eurodollar Office to one of such Lender's offices in the United
States of America.

     Facility Fees. In consideration of the Lenders' commitments to make the extensions of credit provided for in Section 2.1, the Company will pay to the New York Managing Agent for the account of the Lenders in accordance with the Lenders' respective Commitments in the Three-Year Revolving Loan, on each Payment Date and on the Three-Year Final Maturity Date, the applicable Facility
Fees. In consideration of the Lenders' commitments to make the extensions of credit provided for in Section 2.2, the Company will pay to the New York
Managing Agent for the account of the Lenders in accordance with the Lenders' respective commitments in the 364-Day Revolving Loan, on each Payment Date and on the 364-Day Final Maturity Date, the applicable Facility Fees.

     Changes in Circumstances; Yield Protection.ces; Yield Protection

     Reserve Requirements, etc. If any Legal Requirement shall (a) impose, modify, increase or deem applicable any insurance assessment, reserve, special deposit or similar requirement against any Funding Liability, (b) impose, modify, increase or deem applicable any other requirement or condition with respect to any Funding Liability, or (c) change the basis of taxation of Funding
Liabilities (other than changes in the rate of taxes measured by the overall net income of such Lender) and the effect of any of the foregoing shall be to increase the cost to any Lender of issuing, making, funding or maintaining its respective Percentage Interest in any portion of the Revolving Loan subject to a Eurodollar Pricing Option, to reduce the amounts received or receivable by such Lender under this Agreement or to require such Lender to make any payment or forego any amounts otherwise payable to such Lender under this Agreement (other than any Tax or any reserves that are included in computing the Eurodollar
Reserve Rate), then such Lender may claim compensation from the Company under
Section 3.5.5.

     Taxes. All payments of the Credit Obligations shall be made without set-off or counterclaim and free and clear of any deductions, including deductions for Taxes, unless the Company is required by law to make such deductions. If (a) any Lender shall be subject to any Tax with respect to any payment of the Credit
Obligations or its obligations hereunder or (b) the Company shall be required to withhold or deduct any Tax on any payment on the Credit Obligations, then such Lender may claim compensation from the Company under Section 3.5.5. Whenever
Taxes must be withheld by the Company with respect to any payments of the Credit
Obligations, the Company shall promptly furnish to the New York Managing Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld. If the Company fails to pay any such Taxes when due or fails to remit to the New York Managing Agent for the account of the applicable Lender the required receipts evidencing payment of any such Taxes so withheld or deducted, the Company shall indemnify the affected Lender for any incremental Taxes and interest or penalties that may become payable by such Lender as a result of any such failure. In the event any Lender receives a refund of any Taxes for which it has received payment from the Company under this Section 3.5.2, such Lender shall promptly pay the amount of such refund to the Company, together with any interest thereon actually earned by such Lender.

     Capital Adequacy. If any Lender shall determine that compliance by such Lender with any Legal Requirement regarding capital adequacy of banks or bank holding companies has or would have the effect of reducing the rate of return on the capital of such Lender and its Affiliates as a consequence of such Lender's
Commitment to make the extensions of credit contemplated hereby, or such Lender's maintenance of the extensions of credit contemplated hereby, to a level below that which such Lender could have achieved but for such compliance (taking into consideration the policies of such Lender and its Affiliates with respect to capital adequacy immediately before such compliance and assuming that the capital of such Lender and its Affiliates was fully utilized prior to such compliance) by an amount deemed by such Lender to be material, then such Lender may claim compensation from the Company under Section 3.5.5.

     Regulatory Changes. If any Lender shall determine that (a) any change in any Legal Requirement (including any new Legal Requirement) after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Revolving Loan or the return to be earned by such Lender on the Revolving Loan, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's Commitment to make, its portion of the Revolving Loan, or (iii) require such Lender or any Affiliate of such Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by such Lender under any Credit Document (other than Taxes or income or franchise taxes), and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the Applicable Rate, then such Lender may claim compensation from the Company under Section 3.5.5.

     Compensation Claims. Within 15 days after the receipt by the Company of a certificate from any Lender setting forth why it is claiming compensation under this Section 3.5 and computations (in reasonable detail) of the amount thereof, the Company shall pay to such Lender such additional amounts as such Lender sets forth in such certificate as sufficient fully to compensate it on account of the foregoing provisions of this Section 3.5, together with interest on such amount from the 15th day after receipt of such certificate until payment in full thereof at the Overdue Reimbursement Rate. The determination by such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods.
The Company shall be entitled to replace any such Lender in accordance with
Section 11.3.

     Mitigation. Each Lender shall take such commercially reasonable steps as it may determine are not disadvantageous to it, including changing lending offices to the extent feasible, in order to reduce amounts otherwise payable by the Company to such Lender pursuant to Sections 3.3.4 and 3.5 or to make Eurodollar
Pricing Options available under Sections 3.3.1 and 3.3.5. In addition, the
Company shall not be responsible for costs (a) under Section 3.5 arising more than 90 days prior to receipt by the Company of the certificate from the affected Lender pursuant to such Section 3.5 or (b) under Section 3.3.4 arising from the termination of Eurodollar Pricing Options more than 90 days prior to the demand by the New York Managing Agent for payment under Section 3.3.4.

     Computations of Interest and Fees. For purposes of this Agreement, interest and Facility Fees (and any other amount expressed as interest or such fees) shall be computed on the basis of a 360-day year for actual days elapsed, except for interest on Base Rate Advances for so long as the Base Rate is applicable, which shall be computed on the basis of a 365- or 366-day year for actual days elapsed. If any payment required by this Agreement becomes due on any day that is not a Banking Day, such payment shall, except as otherwise provided in the Eurodollar Interest Period, be made on the next succeeding Banking Day. If the due date for any payment of principal is extended as a result of the immediately preceding sentence, interest shall be payable for the time during which payment is extended at the Applicable Rate.

     Payment. 3. Payment

     Payment at Maturity. Except as set forth in Section 2.3.5, on each Competitive Auction Facility Loan Maturity Date, the Company will pay to the New
York Managing Agent for credit to the applicable Competitive Auction Facility
Loan Account the outstanding principal amount of its Competitive Auction
Facility Loan maturing on such date, together with all accrued and unpaid interest with respect thereto. On the Three-Year Final Maturity Date or any accelerated maturity of the Three-Year Revolving Loan, the Company will pay to the New York Managing Agent for the account of the Lenders an amount equal to the Three-Year Revolving Loan then due, together with all accrued and unpaid interest and fees with respect thereto. On the 364-Day Final Maturity Date or any accelerated maturity of the 364-Day Revolving Loan, the Company will pay to the New York Managing Agent for the account of the Lenders an amount equal to the 364-Day Revolving Loan then due, together with all accrued and unpaid interest and fees with respect thereto.

     Contingent Required Prepayments for Excess Credit Exposure. If at any time the Three-Year Revolving Loan exceeds the limits set forth in Section 2.1 or the 364-Day Revolving Loan exceeds the limits set forth in Section 2.2, the Company shall within one Banking Day pay the amount of such excess to the New York
Managing Agent for the account of the Lenders.

     Voluntary Prepayments. In addition to the prepayments required by
Section 4.2, the Company may from time to time prepay all or any portion of the Three-Year Revolving Loan or the 364-Day Revolving Loan (in an amount of at least $2,500,000 and otherwise any integral multiple of $1,000,000 that is in excess of $2,000,000, or such lesser amount as is then outstanding), without premium or penalty of any type (except as provided in Section 3.3.4 with respect to the early termination of Eurodollar Pricing Options). The Company shall give each Managing Agent in the case of prepayments of portions of the Revolving Loan bearing interest at the Base Rate, notice on or prior to 11:00 a.m., New York
City time, on the Banking Day of such prepayment, and in the case of prepayments of portions of the Revolving Loan bearing interest at a rate determined by reference to the Eurodollar Rate, at least three Banking Days prior notice of its intention to prepay, specifying the date of prepayment, the total amount of the Three-Year Revolving Loan or the 364-Day Revolving Loan to be prepaid on such date and the amount of interest to be paid with such prepayment, which interest shall be all accrued interest on the amount prepaid up to the date of prepayment and shall include any payments required by Section 3.3.4. Competitive
Auction Facility Loans may not be prepaid under this Section 4.3.

     Reborrowing; Application of Payments, etc.tion of Payments, etc.

     Reborrowing. The amounts of the Three-Year Revolving Loan prepaid pursuant to Section 4.2 or 4.3 may be reborrowed from time to time prior to the Three-Year Final Maturity Date in accordance with Section 2.1, subject to the limits and conditions set forth therein. The amounts of the 364-Day Revolving
Loan prepaid pursuant to Section 4.2 or 4.3 may be reborrowed from time to time prior to the 364-Day Final Maturity Date in accordance with Section 2.2, subject to the limits and conditions set forth therein.

     Order of Application. Any prepayment of the Three-Year Revolving Loan pursuant to Section 4.2 or 4.3 shall be applied first to the portion of the Three-Year Revolving Loan not then subject to Eurodollar Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Three-Year Revolving Loan then subject to Eurodollar Pricing Options, in the chronological order of the respective maturities thereof (or as the Company may otherwise specify in writing), together with any payments required by Section
3.3.4. Any prepayment of the 364-Day Revolving Loan pursuant to Section 4.2 or
4.3 shall be applied first to the portion of the 364-Day Revolving Loan not then subject to Eurodollar Pricing Options, then the balance of any such prepayment shall be applied to the portion of the 364-Day Revolving Loan then subject to Eurodollar Pricing Options, in the chronological order of the respective maturities thereof (or as the Company may otherwise specify in writing), together with any payments required by Section 3.3.4.

     Payments for Lenders. All payments of principal under the Revolving Loan shall be made to the New York Managing Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests.

Conditions to Extending Credit. to Extending Credit

     Conditions on Initial Closing Date. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Initial Closing Date, of the conditions set forth in this Section 5.1 as well as the further conditions in Section 5.2. If the conditions set forth in this Section 5.1 are not met on or prior to the Initial
Closing Date, the Lenders shall have no obligation to make any extensions of credit hereunder.

     Officer's Certificate. The representations and warranties contained in
Section 7 shall be true and correct on and as of the Initial Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which is limited to a specific earlier date); no Default shall exist on the Initial Closing Date; and the Company shall have furnished to the Managing Agents a certificate to these effects in substantially the form of Exhibit 5.1.1, signed by a Financial Officer.

     Revolving Notes. The Company shall have duly executed and delivered to the New York Managing Agent a Three-Year Revolving Note and a 364-Day Revolving Note for each Lender.

     Payment of Fees. The Company shall have paid to the New York Managing Agent all fees required to be paid on or prior to the Initial Closing Date by the separate agreement between each of the Managing Agents and the Company dated
September 11, 1996 (the "Fee Letter").

     Legal Opinions. On the Initial Closing Date, the Lenders shall have received from the following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance satisfactory to the Required Lenders:

     ( ) LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel for the
Company, as to matters the Lenders may reasonably request.

     (a) Corporate counsel of the Company, as to matters the Lenders may reasonably request.

     (b) Ropes & Gray, special counsel for the Managing Agents, as to matters the Managing Agents may reasonably request.

     The Company consents to the furnishing by its counsel of the foregoing opinions.

     Termination of Prior Credit Agreements. The Company shall have paid in full all principal, interest and other accrued and outstanding amounts under the Prior Credit Agreements, all commitments to extend further credit under the Prior Credit Agreements shall have been terminated, all Liens, if any, securing amounts owing under the Prior Credit Agreements shall have been released and the Prior Credit Agreements shall have become terminated and of no further force or effect (except for indemnity and similar provisions, if any, that by their terms survive the termination of the Prior Credit Agreements).

     Maine Public Utilities Commission. The Boston Managing Agent shall have received certified or attested copies of the Orders of the State of Maine Public
Utilities Commission and any other regulatory authorities having jurisdiction, authorizing all borrowings hereunder, which shall be in full force and effect and not subject to appeal or rehearing.

     Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect; provided, however, that a waiver of jurisdiction by the Connecticut Department of Public
Utility Control need not have been obtained on or prior to the Initial Closing
Date.

     General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Managing Agents and the Managing Agents shall have received copies of all documents, including certified copies of the Charter (Capital
Stock Provisions) and By-Laws of the Company, records of corporate proceedings
(including certified copies of the resolutions of the Board of Directors, or the Executive and Finance Committee thereof, authorizing the execution, delivery and performance of this Agreement and the Notes), certificates as to signatures and incumbency of officers and opinions of counsel, which either Managing Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

     Conditions to Each Extension of Credit. In addition to the conditions set forth in Section 5.1 being met on the Initial Closing Date, the obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

     Bring-Down of Representations and Warranties. The representations and warranties contained in Section 7 (excluding Sections 7.4(a) and 7.7) shall be true and correct on and as of such Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which is limited to a specific earlier date); no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; and the Company's making of a borrowing request shall be deemed to constitute a representation on which the Managing Agents and the Lenders may rely that no Default exists on such Closing Date and that such representations and warranties are true and correct on and as of such Closing
Date.

     Material Adverse Change. On any Closing Date on which the aggregate principal amount outstanding under either Revolving Loan is to be increased, no Material Adverse Change shall have occurred since the Initial Closing Date and the representations and warranties contained in Section 7.7 shall be true and correct on and as of such Closing Date; and the Company's making of a borrowing request shall be deemed to constitute a representation on which the Managing
Agents and the Lenders may rely that no Material Adverse Change shall have occurred since the Initial Closing Date and that the representations and warranties contained in Section 7.7 are true and correct on as of such Closing
Date.

     Legality, etc. The making of the requested extension of credit shall not
(a) subject any Lender to any penalty or special tax (other than a Tax for which the Company is required to reimburse the Lenders under Section 3.5), (b) be prohibited by any Legal Requirement or (c) violate any credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance therewith is in the best interests of such Lender.

     Connecticut Waiver. On or prior to such Closing Date, the Company shall have received a waiver of jurisdiction from the Connecticut Department of Public
Utility Control waiving jurisdiction over the Company's authority to borrow hereunder; and corporate counsel of the Company shall have authorized the deletion from the opinion rendered pursuant to Section 5.1.4(b) hereof of any qualification relating to the failure to have obtained such waiver on or prior to the Initial Closing Date.

     General Covenants. The Company covenants that, until all of the Credit
Obligations (other than indemnities, expense and similar obligations that survive the termination of this Agreement) shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, the Company and its Subsidiaries will comply with the following provisions:

     Taxes and Other Charges; Accounts Payable.ges; Accounts Payable

     Taxes and Other Charges. Each of the Company and its Significant
Subsidiaries shall duly pay and discharge, or cause to be paid and discharged, before the same become in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property;
provided, however, that any such tax, assessment, charge or claim need not be paid if (a) the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings or actions and if such Person shall, if required by GAAP, have set aside on its books adequate reserves with respect thereto, it being understood that each of the Company and its Subsidiaries shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims promptly upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed) or (b) failure to comply has not resulted, and is not likely to result, in any Material Adverse Change.

     Accounts Payable. Each of the Company and its Significant Subsidiaries shall promptly pay when due, or in conformity with customary trade terms, all accounts payable incident to the operations of such Person not referred to in
Section 6.1.1; provided, however, that any such accounts payable need not be paid if (a) the validity or amount thereof shall at the time be contested in good faith and if such Person shall, if required by GAAP, have set aside on its books adequate reserves with respect thereto or (b) failure to comply has not resulted, and is not likely to result, in any Material Adverse Change.

     Conduct of Business, etc.duct of Business, etc.

     Types of Business. The Company shall engage only in the businesses of (a) electric power generation, transmission and/or distribution and (b) other businesses related to those set forth in the foregoing clause (a) that are immaterial in relation to the foregoing businesses. The Subsidiaries of the Company shall engage only in the businesses described in the preceding sentence, other energy-related activities and other businesses that are immaterial in relation to the foregoing businesses.

     Maintenance of Properties. Each of the Company and its Significant
Subsidiaries:

     ( ) shall keep its properties in such repair, working order and condition, and shall from time to time make such repairs, replacements, additions and improvements thereto, as are necessary for the efficient operation of its businesses and shall comply at all times in all material respects with all material franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where (i) compliance is at the time being contested in good faith by appropriate proceedings or actions or
(ii) failure to comply has not resulted, and is not likely to result, in the aggregate in any Material Adverse Change; and

     (a) shall do all things necessary to preserve, renew and keep in full force and effect its legal existence; provided, however, that this Section 6.2.2(b) shall not prevent the merger, consolidation or liquidation of Significant
Subsidiaries permitted by Section 6.10.

     Statutory Compliance. Each of the Company and its Significant Subsidiaries shall comply in all material respects with all valid and applicable statutes, laws, ordinances, zoning and building codes and other rules and regulations of the United States of America, of the states and territories thereof and their counties, municipalities and other subdivisions and of any foreign country or other jurisdictions applicable to such Person, except where (a) compliance therewith shall at the time be contested in good faith by appropriate proceedings or actions or (b) failure so to comply has not resulted, and is not likely to result, in the aggregate in any Material Adverse Change.

     Amendments and Supplements. The General and Refunding Mortgage Indenture shall not be amended so as to increase the aggregate principal amount of bonds which may be outstanding thereunder at any one time or so as to include financial covenants or events of default that are more restrictive than those included in the Credit Documents. In any transaction providing for Indebtedness in excess of $1,000,000, the Company shall not enter into or become bound by any credit agreement or other document or instrument which (i) contains financial covenants or events of default that are more restrictive or onerous on the Company than those covenants or events of default contained in this Agreement or
(ii) provides for, or permits the exercise of, remedies upon the occurrence of an event of default thereunder which are not provided for in, or permitted to be exercised under or in respect of, this Agreement (each such covenant, event of default and provision described in the preceding clauses (i) and (ii) being herein called a "More Favorable Provision"), unless, prior to or simultaneously with the Company entering into or becoming bound by such credit agreement or other document or instrument, (x) the Company executes and delivers to the Lenders an amendment to this Agreement and such other documents and instruments as the Managing Agents shall reasonably request, in each case reasonably satisfactory in form and substance to the Managing Agents, which modify the provisions of this Agreement and the terms of the transactions contemplated hereby and by the Credit Documents so as to give the Lenders the benefit of each More Favorable Provision, and (y) the Company furnishes to the Lenders a copy of such credit agreement, or other document or instrument.

     Insurance. Each of the Company and its Significant Subsidiaries shall maintain with financially sound and reputable insurance companies insurance on its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

     Financial Statements and Reports. Each of the Company and its Subsidiaries shall maintain a system of accounting in which correct entries shall be made of all transactions in relation to their business and affairs in accordance with generally accepted accounting practice. The fiscal year of the Company and its Subsidiaries shall end on December 31 in each year and the fiscal quarters of the Company and its Subsidiaries shall end on March 31, June 30, September 30 and December 31 in each year.

     Annual Reports. The Company shall furnish to the Lenders as soon as available, and in any event within 100 days after the end of each fiscal year, the Consolidated balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, the Consolidated statements of income and Consolidated statements of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for such fiscal year (all in reasonable detail) and together, in the case of Consolidated financial statements, with comparative figures for the immediately preceding fiscal year, all accompanied by:

     ( ) Reports of Coopers & Lybrand LLP (or, if they cease to be auditors of the Company and its Subsidiaries, other independent certified public accountants of recognized national standing selected by the Company), containing no material qualification, to the effect that they have audited the foregoing Consolidated financial statements in accordance with generally accepted auditing standards and that such Consolidated financial statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

     (a) The statement of such accountants that they have caused this Agreement to be reviewed and that in the course of their audit of the Company and its Subsidiaries no facts have come to their attention that cause them to believe that any Default exists and in particular that they have no knowledge of any Default under Sections 6.5 through 6.13 or, if such is not the case, specifying such Default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit.

     (b) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto and including computations showing compliance by the Company for and as of the end of such year with the requirements of Section 6.5.

     (c) Supplements to Exhibit 7.3 showing any material changes in the information set forth in such exhibit not previously furnished to the Lenders in writing, as well as any material changes in the Charter, Bylaws or incumbency of officers of the Company from those previously certified to the Managing Agents.

     Quarterly Reports. The Company shall furnish to the Lenders as soon as available and, in any event, within 55 days after the end of each of the first three fiscal quarters of the Company, the internally prepared Consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal quarter, the Consolidated statements of income and Consolidated statements of cash flows of the Company and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and together, in the case of Consolidated statements, with comparative figures for the same period in the preceding fiscal year, all accompanied by:

     ( ) A certificate of the Company signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

     (a) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto and including computations showing compliance by the Company for and as of the end of such quarter with the requirements of Section 6.5.

     (b) Supplements to Exhibit 7.3 showing any material changes in the information set forth in such exhibit not previously furnished to the Lenders in writing, as well as any material changes in the Charter, Bylaws or incumbency of officers of the Company from those previously certified to the Managing Agents.

     Other Reports. The Company shall promptly furnish to the Lenders:

     ( ) As soon as prepared and released, the Company's "Financial
Perspective".

     (a) All reports furnished generally to the shareholders of the Company.

     (b) Such effective registration statements, definitive proxy statements and regular or periodic reports, including Forms S-1, S-2, S-3, S-4, 10-K, 10-Q and
8-K, as may be filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission (other than filings and reports with respect to dividend reinvestment, employee benefits or other similar plans, and filings and reports pertaining to sales of or other transactions in securities of the Company or any Subsidiary by Persons other than the Company or such Subsidiary).

     (c) Any 90-day letter or 30-day letter from the federal Internal Revenue
Service (or the equivalent notice received from state or other taxing authorities) asserting material tax deficiencies against the Company or any of its Subsidiaries.

     Notice of Litigation, Defaults, etc. The Company shall promptly furnish to the Lenders notice (which may be in the form of information in a document provided by the Company under Section 6.4.3 or other provisions hereof) of any litigation or any administrative or arbitration proceeding (a) which creates a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Company and its Subsidiaries of more than $10,000,000 or (b) which results, or is likely to result, in a Material Adverse Change. Promptly upon acquiring knowledge thereof, the Company shall notify the Lenders of the existence of any Default, specifying the nature thereof and what action the Company or any Subsidiary has taken, is taking or proposes to take with respect thereto. Promptly upon acquiring knowledge thereof, the Company shall notify the Lenders of the existence of any Material Adverse Change, specifying the nature thereof and what action the Company or any Subsidiary has taken, is taking or proposes to take with respect thereto.

     ERISA Reports. The Company shall furnish to the Managing Agents within 30 days of the Company's preparation of, or receipt of, as applicable, the following items with respect to any Plan:

     ( ) any request for a waiver of the minimum funding standards or an extension of an amortization period, in each case under section 412 of the Code or section 302 of ERISA,

     (a) any notice to the PBGC of a reportable event (as defined in section
4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation,

     (b) any notice received by any ERISA Group Person that the PBGC has instituted or intends to institute proceedings to terminate any Plan pursuant to section 4042 of ERISA, or that any Multiemployer Plan is insolvent or in reorganization and, in either or both cases, in connection therewith, an ERISA
Group Person has incurred or could reasonably be expected to incur material liability,

     (c) notice of the intent to terminate any Plan other than pursuant to section 4041(b) of ERISA, and

     (d) notice of the intention of any ERISA Group Person to withdraw, in whole or in part, from any Multiemployer Plan and, in connection therewith, that such ERISA Group Person could reasonably be expected to incur material liability.

     Other Information; Audit. From time to time at reasonable intervals upon request of any authorized officer of any Lender, each of the Company and its Subsidiaries shall furnish to the Lenders such other information regarding the business, assets, financial condition, income or prospects of the Company and its Subsidiaries as such officer may reasonably request, including copies of requested tax returns, licenses, agreements, leases and instruments to which any of the Company or its Subsidiaries is party. The Lenders' authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Company and its Subsidiaries, to make copies and notes therefrom for the purpose of ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document.

     Certain Financial Tests.rtain Financial Tests

     Consolidated Net Worth. Consolidated Net Worth shall at all times equal or exceed the sum of (a) $450,000,000 plus (b) the amount by which (i) 100% of the proceeds to the Company (net of issuance costs) after the Initial Closing Date resulting from any Equity Transaction of the Company and its Subsidiaries as determined in accordance with GAAP by Coopers & Lybrand LLP (or, if they cease to be auditors of the Company and its Subsidiaries, other independent certified public accountants of recognized national standing selected by the Company) exceeds (ii) $5,000,000 plus (c) the amount by which (i) 100% of the Consolidated after-tax gain on sales of assets by the Company and its Subsidiaries after the Initial Closing Date as determined quarterly in accordance with GAAP by Coopers & Lybrand LLP (or, if they cease to be auditors of the Company and its Subsidiaries, other independent certified public accountants of recognized national standing selected by the Company) exceeds
(iii) $5,000,000.

     Common Stock Investment to Total Capitalization. The "Common Stock
Investment" of the Company and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, and as shown on the Company's Consolidated balance sheet, shall at all times equal or exceed 35% of "Total Capitalization" of the Company and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, as shown on the same balance sheet.

     Consolidated Operating Income to Consolidated Interest Expense.
Consolidated Operating Income for each period of four consecutive fiscal quarters of the Company shall equal or exceed 200% of Consolidated Interest
Expense for such period.

     Indebtedness. Neither the Company nor any of its Significant Subsidiaries shall create, incur, assume or otherwise become or remain liable with respect to any Indebtedness (or become contractually committed do so), except the following:

     .0. Indebtedness in respect of the Credit Obligations.

     .1. Guarantees permitted by Section 6.7.

     .2. Indebtedness secured by purchase money mortgages permitted by Section
6.8.8.

     .3. Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests permitted by Section 6.8.9; provided, however, that the aggregate principal amount of all Indebtedness permitted by this
Section 6.6.4 at any one time outstanding shall not exceed $40,000,000.

     .4. Indebtedness of the Company consisting of debt subordinated to the prior payment of the Credit Obligations on terms approved by the holders of 66
_% of the principal amount of the Revolving Loan at the time outstanding.

     .5. Indebtedness outstanding on the date hereof and described in Exhibit
7.3 and (except with respect to the Prior Credit Agreements, which shall be terminated on the Initial Closing Date) all renewals and extensions thereof in an aggregate principal amount not in excess of the aggregate principal amount thereof outstanding immediately prior to such renewal or extension.

     .6. Indebtedness of the Company evidenced by General and Refunding Mortgage
Bonds of the Company issued under the General and Refunding Mortgage Indenture, as it may be amended or supplemented in a manner permitted under Section 6.2.4.

     .7. Indebtedness of the Company in respect of its Unsecured Medium Term
Notes, provided that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.8 at any one time outstanding shall not exceed
$150,000,000.

     .8. Indebtedness in respect of unsecured bank debt other than the Credit
Obligations, provided that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.9 at any one time outstanding shall not exceed
$10,000,000; and further provided that the sum of the aggregate principal amount of all Indebtedness permitted by this Section 6.6.9 and by Section 6.6.10 and the principal amount of the Credit Obligations at any one time outstanding shall not exceed $130,000,000.

     .9. Indebtedness of the Company in respect of commercial paper, provided that the sum of the aggregate principal amount of all Indebtedness permitted by this Section 6.6.10 and by Section 6.6.9 and the principal amount of the Credit
Obligations at any one time outstanding shall not exceed $130,000,000.

     .10. Unsecured long-term Indebtedness issued for the sole purpose of refunding permitted Indebtedness, provided that such long-term Indebtedness shall be supported by financial covenants no more restrictive than those contained in the General and Refunding Mortgage Indenture and shall not begin to amortize prior to 91 days following the latest Final Maturity Date in effect at the time of the issuance of such Indebtedness.

     Guarantees. Neither the Company nor any of its Significant Subsidiaries shall become or remain liable with respect to any Guarantee, including reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties (or become contractually committed do to so), except the following:

     .0. Guarantees of the Credit Obligations.

     .1. Guarantees of Indebtedness permitted by Section 6.6.

     .2. Any Guarantee that is given, entered into or created in connection with or as an inducement to (i) the purchase or sale of capacity or energy (including support arrangements with respect to generating plants and transmission and distribution facilities, and contracts for the purchase of capacity and/or energy) or of fuel, (ii) the installation of energy-saving devices and taking of other energy-saving measures, and (iii) other operational matters in the ordinary course of business; provided, however, that no individual Guarantee permitted under this clause (iii) may present a liability or exposure to the Company or a Significant Subsidiary in an amount greater than $10,000,000; and provided, further, that this Section 6.7.3 shall not permit the giving, entering into or creation, after the date hereof, of any Guarantee (other than as required under contracts existing on the date hereof) providing support for the acquisition by the Company or a Significant Subsidiary of generating capacity or a generating plant (other than in connection with buyouts by the Company of non-utility generating operations, in connection with power purchases required by law or in connection with exchanges of capacity or plant entitlements within the ordinary course of ensuring an adequate power supply to mitigate the Company's risk, provided that no such exchange shall exceed three years in duration) which individually presents a liability or exposure to the Company or a Significant Subsidiary in an amount greater than $10,000,000.

     Liens. Neither the Company nor any of its Significant Subsidiaries shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien (or become contractually committed to do so), except the following:

     .0. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section
6.1.

     .1. Liens made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security,
(b) in connection with casualty insurance maintained in accordance with Section
6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure public or statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested amounts to the extent that payment thereof shall not at that time be required by Section 6.1.

     .2. Liens in respect of judgments or awards, to the extent that such judgments or awards (a) have been in force for less than the applicable appeal period or (b) in respect of which the Company or any Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and, in the case of each of clauses (a) and (b), the Company or each Subsidiary shall have taken appropriate reserves therefor in accordance with GAAP and execution of such judgment or award shall not be levied.

     .3. Liens of carriers, warehouses, mechanics and similar Liens, which, in the case of any Lien material to the Company or a Significant Subsidiary, (a) are in existence fewer than 90 days from the date of creation thereof or (b) if in existence for 90 days or longer either (i) are not delinquent or (ii) are being contested in good faith by the Company or any Subsidiary in appropriate proceedings or actions (so long as, in the case of this clause (ii), the Company or such Significant Subsidiary shall, if required by GAAP, have set aside on its books adequate reserves with respect thereto); and deposits to obtain the release of such Liens.

     .4. Encumbrances consisting of or in the nature of (a) zoning restrictions,
(b) easements, (c) reservations or restrictions on the use of tangible property,
(d) landlords' and lessors' Liens on rented premises, (e) leases (other than Capitalized Leases) and restrictions on transfers or assignment of leases and
(f) defects or irregularities (including any terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in deeds or other agreements) in title thereto, which in each case do not materially impair the conduct of the business of the Company or any Significant Subsidiary.

     .5. Restrictions under federal and state securities laws on the transfer of securities.

     .6. Restrictions under Foreign Trade Regulations on the transfer or licensing of certain assets of the Company and its Significant Subsidiaries.

     .7. Liens constituting (a) purchase money Liens on electric property acquired in the ordinary course of business after the Initial Closing Date, and
(b) the renewal, extension or refunding of any purchase money Lien referred to in the foregoing clause (a) in a principal amount not to exceed the principal amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that each such purchase money Lien shall attach solely to the particular item of property so acquired (and any improvements thereon and, in case such item is affixed to land, such Lien may attach to such land and other land necessary for access to such property), and the principal amount of Indebtedness secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property to the Company or a Significant Subsidiary.

     .8. Liens constituting (a) purchase money Liens (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on or within 60 days after the date on which such property is acquired, and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in a principal amount not to exceed the principal amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that (i) each such security interest shall attach solely to the particular item of property so acquired (and any improvements thereon and, in case such item is affixed to land, such Lien may attach to such land and other land necessary for access to such property), and the principal amount of Indebtedness (including
Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property to the Company or a Significant
Subsidiary; and (ii) the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 6.8.9 shall not exceed the amount permitted by Section 6.6.4.

     .9. Liens securing obligations neither assumed by the Company or any Significant Subsidiary nor on account of which any of them customarily pays interest directly or indirectly, existing, either at the date hereof, or, as to property hereafter acquired, constructed or improved, at the time of acquisition, construction or improvement by the Company or a Significant
Subsidiary.

     .10. Any right which any municipal or governmental body or agency may have by virtue of any franchise, license, contract or statute to purchase, or designate a purchaser of or order the sale of, any property of the Company or any Significant Subsidiary upon payment of reasonable compensation therefor, or to terminate any franchise, license or other rights or to regulate the property and business of the Company or any Significant Subsidiary.

     .11. The Lien of judgments covered by insurance, or upon appeal and covered, if necessary, by the filing of an appeal bond, or if not so covered, not exceeding at any one time $10,000,000 in aggregate amount.

     .12. Any Lien, moneys sufficient for the discharge of which have been deposited in trust with the trustee or mortgagee under the instrument evidencing such Lien, with irrevocable authority to such trustee or mortgagee to apply such moneys to the discharge of such Lien to the extent required for such purpose.

     .13. Rights reserved to or vested in others to take or receive any part of the gas, by-products of gas or steam or electricity generated or produced by or from any properties of the Company or any Significant Subsidiary or with respect to any other rights concerning supply, transportation or storage of a commodity which is used in the ordinary course of business.

     .14. The Lien of the General and Refunding Mortgage Indenture, Liens in effect on the date hereof imposed by the Finance Authority of Maine, and other
Liens in effect on the date hereof, all as described on Exhibit 7.3.

     Certain Investments. Neither the Company nor any of its Subsidiaries shall
(a) at any time, permit the aggregate book value of the assets of the Subsidiaries of the Company to exceed 10% of the aggregate book value of the Consolidated assets determined in accordance with GAAP or (b) acquire any ownership interest in any nuclear energy generating plants other than Investments in such plants outstanding, or required under contracts existing, on the date hereof.

     Asset Dispositions and Mergers. The Company shall not merge into or enter into a consolidation with another Person, or sell, transfer or otherwise dispose of (or pledge or assign) any accounts receivable (except for collection or enforcement in the ordinary course of business). The Company shall not sell, transfer, sell and lease back or otherwise dispose of other assets for an aggregate cumulative consideration in excess of $200,000,000 (or become contractually committed to do so), except the following:

     .0. The Company may sell, transfer or otherwise dispose of (a) inventory and Cash Equivalents in the ordinary course of business and (b) tangible assets no longer used or useful which are to be replaced in the ordinary course of business to the extent necessary by other tangible assets of equal or greater value.

     .1. Licensing of products and intangible assets for fair value in the ordinary course of business.

     .2. The Company may grant easements and other similar rights to use its real estate and properties.

     Negative Pledge Clauses. Neither the Company nor any of its Significant
Subsidiaries shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of the Company or any of its Significant
Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any collateral for such obligation if collateral is granted for another obligation, except the following:

     ( ) This Agreement, the other Credit Documents, the General and Refunding
Mortgage Indenture and the FAME Loan Agreement.

     (a) Covenants in documents creating Liens permitted by Sections 6.8.8 and
6.8.9 prohibiting further Liens on the assets encumbered thereby.

     (b) Immaterial agreements, instruments, deeds and leases.

     ERISA. Except to the extent that a failure to do so does not result, and is not likely to result, in the Company or an ERISA Group Person incurring material liability, the Company and its Subsidiaries shall, and the Company shall use its best efforts to cause all ERISA Group Persons to, (a) comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan, and
(b) meet all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code.

     Environmental Laws. Environmental Laws

     Compliance with Law and Permits. Each of the Company and its Significant
Subsidiaries shall use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable
Environmental Laws, except where (a) compliance shall at the time be contested in good faith by appropriate proceedings or actions or (b) failure so to comply has not resulted, or is not likely to result, in any Material Adverse Change.

     Notice of Claims, etc. Each of the Company and its Significant Subsidiaries shall as promptly as practicable notify each Managing Agent, and provide copies upon receipt, of all written claims, complaints, notices or inquiries from governmental authorities relating to the condition of its material facilities and properties or compliance with Environmental Laws with respect to such material facilities and properties.

     Representations and Warranties. In order to induce the Lenders to extend credit to the Company hereunder, the Company represents and warrants as follows:

     Organization and Business.nization and Business

     The Company. The Company is a duly organized and validly existing corporation, in good standing under the laws of Maine, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business in all material respects as now conducted by it. Certified copies of the Charter (Capital Stock Provisions) and By-laws of the Company have been previously delivered to the Managing Agents and are correct and complete.

     Subsidiaries. Each Significant Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate or otherwise, necessary to own its properties and carry on the business in all material respects as now conducted by it. Certified copies of the Charter and By-laws of each Significant Subsidiary of the Company have been previously delivered to the Managing Agents and are correct and complete.

     Qualification. Each of the Company and its Significant Subsidiaries is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, in good standing, authorized or licensed which would not in the aggregate result, or be likely to result, in any Material Adverse Change.

     Capitalization. No options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of common stock of any Significant Subsidiary now exist, nor has any Subsidiary authorized any such right, nor is any Significant Subsidiary obligated in any other manner to issue shares of its common stock.

     Financial Statements and Other Information; Material Agreements.; Material
Agreements

     Financial Statements and Other Information. The Company has previously furnished to the Lenders copies of the following:

     ( ) The audited Consolidated balance sheets of the Company and its Subsidiaries as at December 31 in each of 1995, 1994 and 1993 and the audited
Consolidated statements of income and the audited Consolidated statements of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for the fiscal years of the Company then ended.

     (a) The unaudited Consolidated balance sheet of the Company and its Subsidiaries as at June 30, 1996 and the unaudited Consolidated statements of income and of cash flows of the Company and its Subsidiaries for the portion of the fiscal year then ended.

     (b) The Company's report on 10-K for its fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission ("1995 10-K").

     (c) The five-year financial and operational projections for the Company and its Subsidiaries dated February 22, 1996.

     The audited Consolidated financial statements (including the notes thereto) referred to in clause (a) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its Subsidiaries on a Consolidated basis at the respective dates thereof and the results of their operations for the periods covered thereby. The unaudited
Consolidated financial statements referred to in clause (b) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its Subsidiaries at the respective dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end audit adjustment and the addition of footnotes in the case of interim financial statements. Neither the Company nor any of its Subsidiaries has any known contingent liability material to the Company and its Subsidiaries on a Consolidated basis which is required to be, but is not, reflected in the balance sheets referred to in clauses (a) or (b) above (or delivered pursuant to Section 6.4.1 or 6.4.2) or in the notes thereto.

     The 1995 10-K contained all information required to be contained therein and otherwise complied in all material respects with the Exchange Act and the rules and regulations thereunder. Such 1995 10-K did not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

     Material Agreements. The Company has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the Material Agreements, each as in effect on the date hereof, listed in Exhibit 7.2.2.

     Agreements Relating to Financing Debt. Exhibit 7.3, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth
(a) the amounts (as of the dates indicated in Exhibit 7.3, as so supplemented) of all Financing Debt of the Company and its Significant Subsidiaries and (b) all Liens and Guarantees with respect to such Financing Debt. The Company has furnished the Lenders with correct and complete copies of any agreements described in clauses (a) and (b) above requested by the Required Lenders.

     Changes in Condition. Since December 31, 1995, (a) no Material Adverse
Change not disclosed in the Pre-Closing 1934 Act Reports has occurred and (b) neither the Company nor any Significant Subsidiary has entered into any material transaction outside the ordinary course of business that is not disclosed in the Pre-Closing 1934 Act Reports or otherwise disclosed to the Lenders.

     Title to Assets. The Company and its Significant Subsidiaries have such title to, or interest in, all assets as is necessary for the operations of their business as now conducted by them, subject to no Liens except for Liens permitted by Section 6.8.

     Operations in Conformity With Law, etc. The operations of the Company and its Subsidiaries as now conducted are not in violation of, nor is the Company or its Subsidiaries in default under, any Legal Requirement presently in effect, except for such violations and defaults as do not and will not, in the aggregate, result, or be likely to result, in any Material Adverse Change. The
Company has received no notice of any such violation or default and has no knowledge of any basis on which the operations of the Company or its Subsidiaries, as now conducted, would be held so as to violate or to give rise to any such violation or default.

     Litigation. No litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or overtly threatened which would affect the Credit
Obligations, and, except as disclosed in the Pre-Closing 1934 Act Reports, no litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending, or overtly threatened which, after giving effect to any applicable insurance, has resulted or is likely to result in a material adverse effect on the financial condition, operations or properties or financial or business prospects of the Company and its Subsidiaries or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Credit Document. Except as disclosed in the Pre-Closing
1934 Act Reports, no judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company or any of its Subsidiaries which has resulted, or is likely to result, in any Material Adverse Change.

     Authorization and Enforceability. The Company has taken all corporate action required to execute, deliver and perform this Agreement and each other
Credit Document to which it is party. No consent of stockholders of the Company is necessary in order to authorize the execution, delivery or performance of this Agreement or any other Credit Document to which the Company is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

     No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in (it being understood that the Prior Credit Agreements will be concurrently terminated pursuant to Section 5.1.5):

     ( ) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Company or any of its Subsidiaries (including without limitation any provision of the Charter of the Company restricting the issuance of unsecured debt securities);

     (a) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

     (b) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any of its Subsidiaries; or

     (c) any redemption, retirement or other repurchase obligation of the Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

     All approvals, authorizations or other actions by, or declarations to or filings with, any governmental or administrative authority or any other Person, required to be obtained or made by the Company or any of its Subsidiaries as a condition to the execution, delivery and performance of this Agreement, the Notes or any other Credit Document, the transactions contemplated hereby or thereby or the making of any borrowing hereunder, have been obtained or made.

     Defaults. Neither the Company nor any of its Significant Subsidiaries is in default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Company nor any of its Subsidiaries is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound so as to result, or be likely to result, in any Material Adverse Change. Neither the Company nor any of its Subsidiaries has violated any law, judgment, decree or governmental order, rule or regulation, in each case so as to result, or be likely to result, in any Material Adverse Change.

     Licenses, etc. The Company and its Significant Subsidiaries have all patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations and other rights as are necessary for the conduct in all material respects of the business of the Company and its Significant Subsidiaries as now conducted by them. All of the foregoing are in full force and effect in all material respects, and each of the Company and its Significant Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or is likely to result, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or which affects the rights of any of the Company and its Significant Subsidiaries thereunder so as to result, or be likely to result, in any Material Adverse Change.

     Tax Returns. Each of the Company and its Significant Subsidiaries has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it, other than taxes and assessments being contested by the Company and its Significant Subsidiaries in good faith by appropriate proceedings or actions and for which adequate reserves have been taken if required by GAAP. Neither the Company nor any of its Significant Subsidiaries knows of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the books of the Company and its Significant
Subsidiaries in respect of taxes or other governmental charges are adequate.

     Certain Business Representations.iness Representations

     Labor Relations. No dispute or controversy between the Company or any of its Subsidiaries and any of their respective employees has resulted, or is likely to result, in any Material Adverse Change.

     Burdensome Obligations. Except as disclosed in the Pre-Closing 1934 Act
Reports, neither the Company nor any of its Subsidiaries is party to or bound by any agreement, instrument, deed or lease or is subject to any Charter, By-law or other restriction, commitment or requirement which, in the opinion of the management of such Person, is so unusual or burdensome as in the foreseeable future to result, or be likely to result, in a Material Adverse Change.

     Environmental Regulations.ronmental Regulations

     Environmental Compliance. Except as disclosed in the Pre-Closing 1934 Act
Reports, each of the Company and its Subsidiaries is in compliance in all material respects with the Clean Air Act, the Federal Water Pollution Control
Act, the Marine Protection Research and Sanctuaries Act, RCRA, CERCLA and any other Environmental Law in effect in any jurisdiction in which any properties of the Company or any of its Subsidiaries are located or where any of them conducts its business, and with all applicable published rules and regulations of the federal Environmental Protection Agency and of any similar agencies in states or foreign countries in which the Company or its Subsidiaries conducts its business, except instances of non-compliance which in the aggregate have not resulted, and are not likely to result, in a Material Adverse Change.

     Environmental Litigation. Except as disclosed in the Pre-Closing 1934 Act
Reports, no suit, claim, action or proceeding of which the Company or any of its Subsidiaries has been given notice or otherwise has knowledge is now pending before any court, governmental agency or board or other forum, or to the Company's or any of its Subsidiaries knowledge, threatened by any Person (nor to the Company's or any of its Subsidiaries' knowledge, does any factual basis exist therefor) for, and neither the Company nor any of its Subsidiaries have received written correspondence from any federal, state or local governmental authority with respect to:

     ( ) noncompliance by the Company or any of its Subsidiaries with any Environmental Law;

     (a) personal injury, wrongful death or other tortious conduct relating to materials, commodities or products used, generated, sold, transferred or manufactured by the Company or any of its Subsidiaries (including products made of, containing or incorporating asbestos, lead or other hazardous materials, commodities or toxic substances); or

     (b) the release into the environment by the Company or any of its Subsidiaries of any Hazardous Material generated by the Company or any of its Subsidiaries whether or not occurring at or on a site owned, leased or operated by the Company or any of its Subsidiaries; and which in the aggregate for clauses (a) and (b) and this clause (c) have not resulted, and are not likely to result, in a Material Adverse Change.

     Hazardous Material. Except as disclosed in the Pre-Closing 1934 Act
Reports, any waste disposal or dump sites at which Hazardous Material generated by either the Company or any of its Subsidiaries has been disposed of directly by the Company or any of its Subsidiaries and all independent contractors to whom the Company or any of its Subsidiaries have delivered Hazardous Material, or to the Company's or any of its Subsidiaries' knowledge, where Hazardous
Material finally came to be located, have not resulted, and are not likely to result, in a Material Adverse Change.

     Pension Plans. Each Plan and, without special inquiry to the knowledge of the Company, each Multiemployer Plan, is in material compliance with the applicable provisions of ERISA and the Code. Except to the extent that a failure to do so has resulted or could reasonably be expected to result in material liability of the Company, the minimum funding standards of section 412 of the Code and section 302 of ERISA have been met in connection with all Plans and, to the knowledge of the Company, no condition exists with respect to which the institution of proceedings to terminate any Plan under section 4042 of ERISA could reasonably be expected. To the knowledge of the Company without special inquiry, no Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA, pursuant to which the Company has incurred or could reasonably be expected to incur material liability.

     Foreign Trade Regulations; Government Regulation; Margin Stock.ulation;
Margin Stock

     Foreign Trade Regulations. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making by the Company of any borrowings hereunder has constituted or resulted in or will constitute or result in the violation of any Foreign Trade Regulation.

     Government Regulation. The Company is not subject to regulation as a registered holding company under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, as amended, the
Interstate Commerce Act or any statute or regulation which regulates the incurring by the Company of the Credit Obligations except for regulation by the State of Maine Public Utilities Commission and the Federal Energy Regulatory
Commission, which on or before the Initial Closing Date shall have authorized the execution and delivery of this Agreement and the Notes and shall, together with any necessary renewals, have authorized all borrowing hereunder.

     Disclosure. Neither this Agreement nor any other Credit Document to be furnished to the Lenders by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated hereby or by such Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

Defaults.7.          Defaults

     Events of Default. The following events are referred to as "Events of Default":

     Payment. The Company shall fail to make any payment in respect of:

     ( ) interest or any fee on or in respect of any of the Credit Obligations owed by it as the same shall become due and payable, and such failure shall continue for a period of two Banking Days; or

     (a) principal of any of the Credit Obligations owed by it as the same shall become due, whether at maturity or by acceleration or otherwise.

     Specified Covenants. The Company or any of its Subsidiaries shall fail to perform or observe any of the provisions of Section 6.2.2(b), the second sentence of Section 6.4.4 or Sections 6.5 through 6.11.

     Other Covenants. The Company or any of its Subsidiaries shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be cured to the written satisfaction of the Required Lenders within 30 days after notice thereof by either Managing Agent or any Lender to the Company.

     Representations and Warranties. Any representation or warranty of or with respect to the Company or any of its Subsidiaries made to the Lenders or either
Managing Agent in, pursuant to or in connection with this Agreement or any other
Credit Document shall be materially false on the date as of which it was made.

     Cross Default, etc.fault, etc.

     ( ) The Company or any of its Subsidiaries shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) exceeding $10,000,000 ("$10,000,000
Financing Debt");

     (a) the Company or any of its Subsidiaries shall fail to perform or observe the terms of any agreement or instrument relating to such Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement or instrument, and such failure shall permit the acceleration of $10,000,000
Financing Debt;

     (b) $10,000,000 Financing Debt of the Company or any of its Subsidiaries shall be accelerated prior to its stated maturity; or

     (c) any Lien on any property of the Company or any of its Subsidiaries securing $10,000,000 Financing Debt shall be enforced by foreclosure or similar action.

     Enforceability, etc. Any material provision of any Credit Document shall cease for any reason (other than the scheduled termination thereof in accordance with its terms) to be enforceable in accordance with its terms or in full force and effect, and such event shall not be rectified or cured to the written satisfaction of the Required Lenders within 30 days after notice thereof by either Managing Agent or any Lender to the Company.

     Judgments. A final judgment (a) which, with other outstanding final judgments against the Company and its Subsidiaries, exceeds an aggregate of $10,000,000 in excess of applicable insurance coverage shall be rendered against the Company or any of its Subsidiaries, or (b) which grants injunctive relief that results, or is likely to result, in a Material Adverse Change and in either case if, (i) within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

     ERISA. ERISA

     ( ) (i) a "reportable event" (as defined in section 4043 of ERISA) shall have occurred that reasonably could be expected to result in termination of a Plan or the appointment by the appropriate United States District Court of a trustee to administer any Plan or the imposition of a Lien in favor of a Plan;
(ii) any ERISA Group Person shall fail to pay when due any amounts which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; (iii) a notice of intent to terminate a Plan shall be filed under Title
IV of ERISA by any ERISA Group Person or administrator other than pursuant to section 4041(b) of ERISA; or (iv) the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against the Company to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; and

     (a) any one or more of the events or conditions specified in clauses (i) through (iv) of paragraph (a) of this Section 8.1.8 shall occur and result in, or be likely to result in, a Material Adverse Change.

     Bankruptcy, etc. The Company or any of its Significant Subsidiaries shall:

     ( ) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

     (a) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

     (b) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

     (c) have entered against it under any law referred to in clause (c) above an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or
(iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

     (d) under any law referred to in clause (c) above, make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

     Certain Actions Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

     Terminate Obligation to Extend Credit. The Managing Agents on behalf of the
Lenders may (and upon written request of the Required Lenders the Managing
Agents shall) terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing notice of such termination to the Company.

     Specific Performance; Exercise of Rights. The Managing Agents on behalf of the Lenders may (and upon written request of the Required Lenders the Managing
Agents shall) proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document, or in aid of the exercise of any power granted in this Agreement or any other Credit Document or any such instrument or assignment.

     Acceleration. The Managing Agents on behalf of the Lenders may (and upon written request of the Required Lenders the Managing Agents shall) by notice in writing to the Company declare all or any part of the unpaid balance of the Credit Obligations then outstanding to be immediately due and payable, and thereupon such unpaid balance or part thereof shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived; provided, however, that if a Bankruptcy
Default shall have occurred, the unpaid balance of the Credit Obligations shall automatically become immediately due and payable.

     Enforcement of Payment; Credit Security; Setoff. The Managing Agents on behalf of the Lenders may (and upon written request of the Required Lenders the Managing Agents shall) proceed to enforce payment of the Credit Obligations in such manner as they may elect. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the Company, including any Indebtedness represented by deposits in any account maintained with the Lenders.

     Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other
Credit Document shall be cumulative.

     Annulment of Defaults. Once an Event of Default has occurred, such Event of Default shall be deemed to exist and be continuing for all purposes of the Credit Documents until the Required Lenders or the Managing Agents (with the consent of the Required Lenders) shall have waived such Event of Default in writing, stated in writing that the same has been cured to such Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued. No such action by the Lenders or the Managing Agents shall extend to or affect any subsequent
Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

     Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, the Company waives:

     ( ) all presentments, demands for performance, notices of nonperformance
(except to the extent required by this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

     (a) any requirement of diligence or promptness on the part of any Lender in the enforcement of its rights under this Agreement, the Notes or any other
Credit Document;

     (b) any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

     (c) any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement, the Notes or any other Credit Document or with respect to the Credit Obligations.

     Expenses; Indemnity. Expenses; Indemnity

     Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay:

     ( ) all reasonable expenses of the Managing Agents (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the counsel to the Managing Agents) in connection with the preparation and duplication of this Agreement and each other Credit
Document, the transactions contemplated hereby and thereby and amendments, waivers, consents and other operations hereunder and thereunder;

     (a) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Credit
Document or the incurrence of the Credit Obligations; and

     (b) all other reasonable expenses incurred by the Lenders or the holder of any Credit Obligation in connection with the enforcement of any rights hereunder or under any other Credit Document, including costs of collection and reasonable attorneys' fees (including a reasonable allowance for the hourly cost of attorneys employed by the Lenders on a salaried basis) and expenses.

     General Indemnity. The Company shall indemnify the Lenders and the Managing
Agents and hold them harmless from any liability, loss or damage resulting from the violation by the Company of Section 2.4. In addition, the Company shall indemnify each Lender, each Managing Agent, each of the Lenders' or the Managing
Agents' directors, officers and employees, and each Person, if any, who controls any Lender or either Managing Agent (each Lender, each Managing Agent and each of such directors, officers, employees and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all claims, damages, liabilities and reasonable expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with the Indemnified Party's compliance with or contest of any subpoena or other process issued against it or any litigation or investigation, in each case involving this Agreement (but including any subpoenas or other process demanding disclosure of information provided to the Lenders in connection with this Agreement, even if such subpoena or other process arises in a context unrelated to this Agreement), any other Credit
Document or any transaction contemplated hereby or thereby; provided, however, that the foregoing indemnity shall not apply to litigation commenced by the Company against the Lenders or the Managing Agents which seeks enforcement of any of the rights of the Company hereunder or under any other Credit Document and is determined adversely to the Lenders or the Managing Agents in a final nonappealable judgment or to the extent such claims, damages, liabilities and expenses result from a Lender's or either Managing Agent's gross negligence or willful misconduct.

Operations; Managing Agents.ons; Managing Agents

     Interests in Credits. The Percentage Interest of each Lender in the
Revolving Loan and the related Commitments shall be computed based on the maximum principal amount for each Lender as set forth in the Register, as from time to time in effect. The current Percentage Interests are set forth in
Exhibit 10.1, which may be updated by the Boston Managing Agent from time to time to conform to the Register.

     Roles of Managing Agents. The Boston Managing Agent shall be responsible for documentation of the Loans and any amendments, waivers or modifications to this Agreement or the Notes and any documents and instruments in connection therewith. The New York Managing Agent shall be responsible for all disbursements and payments (subject to the obligations of the other Lenders hereunder), including arranging, pricing and making Loans, receiving payments of principal, interest, fees and other amounts payable from the Company. Except as expressly otherwise provided herein, both Managing Agents shall be entitled to receive all notices required to be provided hereunder by the Company and the Lenders.

     Managing Agents' Authority to Act, etc. Each of the Lenders appoints and authorizes Bank of Boston and Bank of New York to act for the Lenders as the Lenders' Managing Agents in connection with the transactions contemplated by this Agreement and the other Credit Documents on the terms set forth herein. In acting hereunder, the Boston Managing Agent is acting for the account of Bank of Boston to the extent of its Percentage Interest and for the account of each other Lender to the extent of the Lenders' respective Percentage Interests, the New York Managing Agent is acting for the account of Bank of New York to the extent of its Percentage Interest and for the account of each other Lender to the extent of the Lenders' respective Percentage Interests, and all action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 8.2.4 or in any Credit
Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Managing Agents.

     Company to Pay New York Managing Agent, etc. The Company shall be fully protected in making all payments in respect of the Credit Obligations to the New
York Managing Agent, in relying upon consents, modifications and amendments executed by the Managing Agents purportedly on the Lenders' behalf, and in dealing with the Managing Agents as herein provided. The New York Managing Agent may charge the accounts of the Company, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, Facility Fees and all other fees and amounts owing under any Credit
Document.

     Lender Operations for Advances, etc.ons for Advances, etc

     Advances. Prior to 12:00 noon (New York time) on each Closing Date, each
Lender shall advance to the New York Managing Agent in immediately available funds such Lender's Percentage Interest in the portion of the Revolving Loan advanced on such Closing Date (and in the case of Competitive Auction Facility
Loans, each Lender making a Competitive Auction Facility Loan shall advance to the New York Managing Agent in immediately available funds the amount of such Competitive Auction Facility Loan advanced on such Closing Date). If such funds are not received at such time, but all applicable conditions set forth in
Section 5 have been satisfied, each Lender authorizes and requests the New York
Managing Agent to advance for the Lender's account, pursuant to the terms hereof, the Lender's respective Percentage Interest in such portion of the Revolving Loan (or, in the case of a Competitive Auction Facility Loan, the amount of such Competitive Auction Facility Loan) and agrees to reimburse the New York Managing Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (New York time) on the day any portion of the Revolving Loan
(or a Competitive Auction Facility Loan) is advanced hereunder; provided, however, that the New York Managing Agent is not authorized to make any such advance for the account of any Lender who has previously notified the New York
Managing Agent in writing that such Lender will not be performing its obligations to make further advances hereunder; and provided, further, that the New York Managing Agent shall be under no obligation to make any such advance.

     New York Managing Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, Facility Fees and other fees under this Agreement shall, as a matter of convenience, be made by the Company to the New York Managing Agent in immediately available funds. The share of each Lender shall be credited to such Lender by the New York Managing Agent in immediately available funds in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage
Interests in such Credit Obligations, except as otherwise provided in this Agreement (including with respect to Competitive Auction Facility Loans). Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

     Delinquent Lenders; Nonperforming Lenders. In the event that any Lender fails to reimburse the New York Managing Agent pursuant to Section 10.5.1 for the Percentage Interest (or Competitive Auction Facility Loan) of such Lender (a
"Delinquent Lender") in any credit advanced by the New York Managing Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Delinquent Lender to the New York Managing Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal
Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the New York Managing Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the New York Managing Agent on account of the Delinquent Payment and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the New York Managing
Agent, the Company will pay to the New York Managing Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency
Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the New York Managing Agent all interest, Facility Fees and other payments made by the Company under Section 3 that would have thereafter otherwise been payable under the Credit Documents to the Delinquent Lender. During any other period in which any Lender is not performing its obligations to extend credit under
Section 2 (a "Nonperforming Lender"), the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a
"Performing Lender") all principal and other payments made by the Company under
Section 4 that would have thereafter otherwise been payable under the Credit
Documents to the Nonperforming Lender. The New York Managing Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by one minus the Percentage Interest of the Nonperforming Lender until the respective portions of the Revolving Loan owed to all the Lenders are the same as the Percentage
Interests of the Lenders immediately prior to the failure of the Nonperforming
Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the New York Managing Agent, the Performing Lenders or the Company may have under law or equity against the Delinquent Lender as a result of the Delinquent Payment or against the Nonperforming Lender as a result of its failure to perform its obligations under
Section 2.

     Sharing of Payments, etc. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Percentage Interest in the Revolving Loan which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other
Lender's Percentage Interest in the Revolving Loan and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Revolving Loan held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the Revolving Loan held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however, that this Section 10.6 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of the Company other than the Company's Indebtedness with respect to the Revolving Loan. Each Lender that grants a participation in the Credit Obligations to a Credit Participant shall require as a condition to the granting of such participation that such Credit Participant agree to share payments received in respect of the Credit Obligations as provided in this
Section 10.6. The provisions of this Section 10.6 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to the Company as a defense to the payment of the Credit Obligations.

     Amendments, Consents, Waivers, etc. Except as otherwise set forth herein, the Managing Agents may (and upon the written request of the Required Lenders the Managing Agents shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving their written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document (other than an Interest Rate Protection Agreement) or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders;
provided, however, that:

     ( ) Except as provided below, without the written consent of the Lenders owning at least a majority of the Percentage Interests (other than Delinquent
Lenders during the existence of a Delinquency Period so long as such Delinquent
Lender is treated the same as the other Lenders with respect to any actions enumerated below), no written modification of, amendment to, consent with respect to, waiver of compliance with or waiver of a Default under, any of the Credit Documents (other than an Interest Rate Protection Agreement) shall be made.

     (a) Without the written consent of the Managing Agents, no written modification of or amendment to any of the Credit Documents shall be made which changes the duties of or the benefits to the Managing Agents or any other provision affecting the Managing Agents in such capacities.

     (b) Without the written consent of such Lenders as own 100% of the Percentage Interests (other than Delinquent Lenders during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below):

     ( ) No reduction shall be made in (A) the amount of principal of the Loan or (B) the interest rate on the Loan.

     (i) No change shall be made in the stated, scheduled time of payment of all or any portion of the Loan or interest thereon or fees relating to any of the foregoing payable to all of the Lenders and no waiver shall be made of any Default under Section 8.1.1.

     (ii) No increase shall be made in the amount, or extension of the term, of the stated Commitments beyond that provided for under Section 2.

     (iii) No alteration shall be made of the Lenders' rights of set-off contained in Section 8.2.4.

     (iv) No change shall be made in the definition of "Required Lenders" in this Agreement.

     (v) No amendment to or modification of this Section 10.7(c) shall be made.

     Managing Agent's Resignation. Either Managing Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each other of the Lenders and the Company. Upon any such resignation, the remaining Managing Agent shall automatically become agent with all the rights and responsibilities formerly held by both Managing Agents; provided, that if at such time there shall be only one Managing Agent or both Managing Agents shall be resigning simultaneously, the Required Lenders shall appoint a successor
Managing Agent satisfactory to the Company and the resignation of the retiring
Managing Agent shall take effect upon such appointment. If in a case to which the proviso to the preceding sentence shall apply, no successor Managing Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Managing Agent's notice of resignation, then the retiring Managing Agent may with the consent of the Company, which shall not unreasonably be withheld, appoint a successor Managing Agent which shall be a bank or trust company organized under the laws of the United States of America or any state thereof and having a combined capital surplus and undivided profit of not less than $100,000,000; provided, that any successor Managing Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Managing Agent satisfactory to the Company. Upon the acceptance of any appointment as agent hereunder by a remaining Managing Agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Managing Agent, and the retiring Managing Agent shall be discharged from all further duties and obligations under this Agreement. After any retiring Managing Agent's resignation hereunder as Managing Agent, the provisions of this Agreement shall continue to inure to the benefit of such Managing Agent as to any actions taken or omitted to be taken by it while it was Managing Agent under this Agreement.

     Concerning the Managing Agents.g the Managing Agents

     Action in Good Faith, etc. The Managing Agents and their officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Managing Agents shall in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Managing Agents by the required holders of Credit Obligations as provided in this Agreement.

     No Implied Duties, etc. The Managing Agents shall have and may exercise such powers as are specifically delegated to the Managing Agents under this Agreement or any other Credit Document together with all other powers incidental thereto. The Managing Agents shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other
Credit Document to be taken by the Managing Agents. Before taking any action under this Agreement or any other Credit Document, each Managing Agent may request an appropriate specific indemnity satisfactory to it from each Lender in addition to the general indemnity provided for in Section 10.12. Until such Managing Agent has received such specific indemnity, such Managing Agent shall not be obligated to take (although it may in its sole discretion take) any such action under this Agreement or any other Credit Document. Each Lender confirms that the Managing Agents do not have a fiduciary relationship to it under the Credit Documents. Each of the Company and its Subsidiaries party hereto confirms that neither the Managing Agents nor any other Lender has a fiduciary relationship to it under the Credit Documents.

     Validity, etc. Neither Managing Agent shall be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, or (d) unless such Managing
Agent shall have failed to comply with Section 10.9.1, for the perfection of any security for the Credit Obligations.

     Compliance. Neither Managing Agent shall be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Managing Agents shall be fully protected in relying on a certificate of the Company as to the fulfillment by the Company of any conditions to such extension of credit.

     Employment of Agents and Counsel. Each Managing Agent may execute any of its duties as Managing Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders or the Company for the default or misconduct of any such agents or attorneys-in-fact selected by such Managing Agent acting in good faith. Such Managing Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

     Reliance on Documents and Counsel. Each Managing Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by such Managing Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by such Managing Agent.

     Managing Agents' Reimbursement. Each of the Lenders severally agrees to reimburse the Managing Agents, in the amount of such Lender's Percentage
Interest, for any reasonable expenses not reimbursed by the Company (without limiting the obligation of the Company to make such reimbursement): (a) for which the Managing Agents are entitled to reimbursement by the Company under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Managing Agents on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document; provided, however, that a Managing Agent shall not be reimbursed for any such expenses arising as a result of its gross negligence or willful misconduct.

     Rights as a Lender. With respect to any credit extended by them hereunder, Bank of Boston and Bank of New York each shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though each were not a Managing Agent, and unless the context otherwise specifies, Bank of Boston and Bank of New York shall each be treated in its individual capacity as though it were not a Managing Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interests of Bank of Boston and Bank of New York shall be included in any computations of Percentage
Interests. Bank of Boston and Bank of New York and their Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Company, any of its Subsidiaries or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Company, any of its Subsidiaries or any Affiliate of any of them, all as if Bank of Boston and Bank of New York were not the Managing
Agents and without any duty to account therefor to the other Lenders.

     Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Managing Agents, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Company and its Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder.
Each Lender represents to the Managing Agents that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Managing Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by any Managing Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Managing Agents. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Managing Agents under this Agreement or any other Credit Document, the Managing Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or creditworthiness of the Company or any Subsidiary which may come into the possession of the Managing Agents or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Indemnification. The holders of the Credit Obligations shall indemnify each Managing Agent and its officers, directors, employees and agents (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), pro rata in accordance with their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against either Managing Agent or such Persons relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by either Managing Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by either Managing Agent with gross negligence or willful misconduct.

     Successors and Assigns; Lender Assignments and Participations. Any reference in this Agreement or any other Credit Document to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Company, the Managing Agents or the Lenders that are contained in this Agreement or any other Credit Document shall bind and inure to the benefit of their respective successors and assigns;
provided, however, that (a) the Company and its Subsidiaries may not assign their rights or obligations under this Agreement or any other Credit Document except for mergers or liquidations permitted by Section 6.10, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in the credits extended hereunder or their Commitments except as set forth below in this Section 11.

     Assignments by Lenders.ssignments by Lenders

     Assignees and Assignment Procedures. Each Lender may (a) without the consent of the Managing Agents or the Company if the proposed assignee is a Federal Reserve Bank or is an Affiliate of any Lender or (b) otherwise with the consents of the Managing Agents and (so long as no Event of Default exists) the Company (which consents will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks or other financial institutions (each, an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including all or a portion of its Commitment, the portion of the Loan at the time owing to it and the Notes held by it ; provided, however, that:

     ( ) the aggregate amount of the portion of the Loan owing to the assigning
Lender subject to each such assignment to any Assignee other than another Lender
(determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the New York Managing Agent) shall be not less than $5,000,000 and in integral multiples of $1,000,000 in excess thereof; and

     (i) the parties to each such assignment shall execute and deliver to the New York Managing Agent an Assignment and Acceptance (the "Assignment and
Acceptance") substantially in the form of Exhibit 11.1.1, together with the Note subject to such assignment and a processing and recordation fee of $2,500 payable on a pro rata basis to the Managing Agents by the assigning Lender and the Assignee.

     Upon acceptance and recording pursuant to Section 11.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Managing Agents):

     (A) the Assignee shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

     (B) the assigning Lender shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning
Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections
3.3.4, 3.5 and 9, as well as to any fees accrued for its account hereunder and not yet paid).

     Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

     ( ) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

     (a) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of its obligations under this Agreement, any other Credit
Document or any other instrument or document furnished pursuant hereto;

     (b) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.2 or Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

     (c) such Assignee will independently and without reliance upon the Managing
Agents, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

     (d) such Assignee appoints and authorizes the Managing Agents to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Managing Agents by the terms hereof, together with such powers as are reasonably incidental thereto; and

     (e) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender.

     Register. The New York Managing Agent shall maintain at the New York Office a register (the "Register") for the recordation of (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 11.1.1, (b) the Percentage Interest of each such Lender as set forth in Exhibit 10.1 and (c) the amount of the Loan owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Managing Agents and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     Acceptance of Assignment and Assumption. Upon its receipt of a completed
Assignment and Acceptance executed by an assigning Lender and an Assignee together with the Note subject to such assignment, the processing and recordation fee referred to in Section 11.1.1 and (if required under clause (b) of Section 11.1.1) the written consent of the Company, the New York Managing
Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and (c) give prompt notice thereof to the Company. Within five Banking Days after receipt of notice, the Company, at its own expense, shall execute and deliver to the New York Managing Agent, in exchange for the surrendered Note, a new Note to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment and Loan, a new Note to the order of such assigning Lender in a principal amount equal to the applicable Commitment and Loan retained by it. Such new Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, and shall be dated the date of the surrendered Note which it replaces.

     Federal Reserve Bank. Notwithstanding the foregoing provisions of this
Section 11, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other
Credit Document.

     Further Assurances. The Company and its Subsidiaries shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

     Credit Participants. Each Lender may, without the consent of the Company or the Managing Agents, in compliance with applicable laws in connection with such participation, sell to one or more commercial banks or other financial institutions (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit
Documents (including all or a portion of its Commitment, the Loan and the Notes held by it); provided, however, that:

     ( ) such Lender's obligations under this Agreement shall remain unchanged;

     (a) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

     (b) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.3.4, 3.5 and 9, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

     (c) the Company, the Managing Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right as one of the Lenders to vote with respect to the enforcement of the obligations of the Company relating to the Loan and the approval of any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, consents or waivers described in clause (c) of the proviso to Section 10.7).

     The Company agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another
Lender pursuant to Section 11.2 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Company and a Lender hereunder in the amount of such participation.

     Replacement of Lender. In the event that any Lender or to the extent applicable, any Credit Participant (in each case, an "Affected Lender"):

     ( ) fails to perform its obligations to fund any portion of the Revolving
Loan on any Closing Date when required to do so by the terms of the Credit
Documents, or fails to provide its portion of any Eurodollar Pricing Option pursuant to Section 3.3.1 or on account of a Legal Requirement as contemplated by Section 3.3.5;

     (a) demands payment under the provisions of Section 3.5 in an amount the Company deems materially in excess of the amounts with respect thereto demanded by the other Lenders;

     (b) is required to but fails to deliver on a timely basis to the Company and the New York Managing Agent the forms required of foreign Lenders under
Section 13 hereof;

     (c) refuses to consent to a proposed extension of a Final Maturity Date or a Competitive Auction Facility Loan Maturity Date that is consented to by the other Lenders; or

     (d) refuses to consent to a proposed amendment, modification, waiver or other action requiring consent of the holders of 100% of the Percentage
Interests under Section 10.7(b) that is consented to by the other Lenders;

     then, so long as no Event of Default exists, the Company shall have the right to seek a replacement lender which is reasonably satisfactory to the Managing Agents (the "Replacement Lender"). The Replacement Lender shall purchase the interests of the Affected Lender in the Loan and its Commitment and shall assume the obligations of the Affected Lender hereunder and under the other Credit Documents upon execution by the Replacement Lender of an Assignment and Acceptance and the tender by it to the Affected Lender of a purchase price agreed between it and the Affected Lender (or, if they are unable to agree, a purchase price in the amount of the Affected Lender's Percentage Interest in the Revolving Loan or appropriate credit support for contingent amounts included therein, and all other outstanding Credit Obligations then owed to the Affected
Lender). No assignment fee pursuant to Section 11.1.1(ii) shall be required in connection with such assignment. Such assignment by the Affected Lender shall be deemed an early termination of any Eurodollar Pricing Option to the extent of the Affected Lender's portion thereof, and the Company will pay to the Affected
Lender any resulting amounts due under Section 3.3.4. Upon consummation of such assignment, the Replacement Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of the Affected
Lender under this Agreement and the other Credit Documents with a Percentage
Interest equal to the Percentage Interest of the Affected Lender, the Affected
Lender shall be released from its obligations hereunder and under the other
Credit Documents, and no further consent or action by any party shall be required. Upon the consummation of such assignment, the Company, the Managing
Agents and the Affected Lender shall make appropriate arrangements so that a new
Revolving Note is issued to the Replacement Lender if it has acquired a portion of the Revolving Loan and, if the Replacement Lender so requests, a new
Competitive Auction Facility Note is issued to the Replacement Lender if it has acquired a portion of the Competitive Auction Facility Loan. The Company shall sign such documents and take such other actions reasonably requested by the Replacement Lender to enable it to share in the benefits of the rights created by the Credit Documents. Until the consummation of an assignment in accordance with the foregoing provisions of this Section 11.3, the Company shall continue to pay to the Affected Lender any Credit Obligations as they become due and payable.

     Confidentiality. Each Lender will make no disclosure of confidential information furnished to it by the Company or any of its Subsidiaries unless such information shall have become public through no breach of such Lender's confidentiality obligation under this Section 12, except:

     ( ) in connection with operations under or the enforcement of this Agreement or any other Credit Document to Persons who have a reasonable need to be furnished such confidential information and who agree to comply with the restrictions contained in this Section 12 with respect to such information;

     (a) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

     (b) to any parent or corporate Affiliate of such Lender or to any Credit
Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this Section 12 with respect to such information;

     (c) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

     (d) with the prior written consent of the Company, to any other Person.

     Foreign Lenders. If any Lender is not incorporated or organized under the laws of the United States of America or a state thereof, such Lender shall deliver to the Company and the New York Managing Agent the following:

     ( ) Two duly completed copies of United States Internal Revenue Service
Form 1001 or 4224 or successor form, as the case may be, certifying in each case that such Person is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes; and

     (a) A duly completed Internal Revenue Service Form W-8 or W-9 or successor form, as the case may be, to establish an exemption from United States backup withholding tax.

     Each such Lender that delivers to the Company and the New York Managing
Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to this Section 13 further undertakes to deliver to the Company and the New York Managing Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable form, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company and the New York Managing Agent. Such Forms 1001 or 4224 shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The foregoing documents need not be delivered in the event any change in treaty, law or regulation or official interpretation thereof has occurred which renders all such forms inapplicable or which would prevent such Lender from delivering any such form with respect to it, or such Lender advises the Company that it is not capable of receiving payments without any deduction or withholding of United
States federal income tax and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Until such time as the Company and the New York Managing Agent have received such forms indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Company shall withhold taxes from such payments at the applicable statutory rate without regard to Section 3.5.

     Notices. Except as otherwise specified in this Agreement or any other
Credit Document, any notice required to be given pursuant to this Agreement or any other Credit Document shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement or any other Credit Document shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answer back) or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Company or any of its Subsidiaries, to it at its address set forth on the signature page of this Agreement, to the attention of the chief financial officer.

     If to any Lender or either Managing Agent, to it at its address set forth on the signature pages of this Agreement or in the Register, with a copy to each Managing Agent.

     Course of Dealing; Amendments and Waivers. No course of dealing between any Lender or either Managing Agent, on one hand, and the Company, on the other hand, shall operate as a waiver of any of the Lenders' or Managing Agents' rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. The Company acknowledges that if the Lenders or the Managing
Agents, without being required to do so by this Agreement or any other Credit
Document, give any notice or information to, or obtain any consent from the Company, the Lenders and the Managing Agents shall not by implication have amended, waived or modified any provision of this Agreement or any other Credit
Document, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission on the part of any Lender or any Managing Agent in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Managing Agents or the Required Lenders.

     No Strict Construction. The parties have participated jointly in the negotiation and in the determination of the wording of this Agreement and the other Credit Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Credit Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Credit Documents.

     Defeasance. When all Credit Obligations have been paid, performed and reasonably determined by the Lenders to have been indefeasibly paid in full, and if at that time no Lender continues to be committed to extend any credit to the Company hereunder or under any other Credit Document, this Agreement and the other Credit Documents shall terminate. Thereupon, on the Company's demand and at its cost and expense, the Managing Agents shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement and the other
Credit Documents; provided, however, that Sections 3.3.4, 3.5, 9, 10.9.7, 10.12,
12, 18 and 19 shall survive the termination of this Agreement.

     Venue; Service of Process. The Company:rocess

     ( ) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts (to the extent such District Court has subject-matter jurisdiction) for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof.

     (a) Waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court.

     The Company consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The
Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 14 is reasonably calculated to give actual notice.

     WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT
CANNOT BE WAIVED, EACH OF THE COMPANY, THE MANAGING AGENTS AND THE LENDERS
WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT
OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE,
CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT
OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY
CONNECTED WITH THE DEALINGS OF THE LENDERS, THE MANAGING AGENTS, OR THE COMPANY
IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR
HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company acknowledges that it has been informed by the Managing Agents that the provisions of this Section 19 constitute a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document, and that it has reviewed the provisions of this
Section 19 with its counsel. Any Lender, any Managing Agent, or the Company may file an original counterpart or a copy of this Section 19 with any court as written evidence of the consent of the Company, the Managing Agents and the Lenders to the waiver of their rights to trial by jury.

     General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents
(including any related fee agreements with the Managing Agents or the Lenders) constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and with respect to such subject matter supersede all prior and contemporaneous understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within The
Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                    CENTRAL MAINE POWER COMPANY


                    By ______________________________________
                       Title:

                    83 Edison Drive
                    Augusta, Maine  04336
                    Telecopy:  (207) 626-9588



                    THE FIRST NATIONAL BANK OF BOSTON


                    By ______________________________________
                       Title:

                       The First National Bank of Boston
                       Energy & Utilities Division
                       100 Federal Street
                       Boston, Massachusetts 02110
                       Telecopy: (617) 434-3652
                       Telex:  940581




                    THE BANK OF NEW YORK


                    By _____________________________________
                       Title:

                       The Bank of New York
                       One Wall Street
                       New York, New York  10286
                       Telecopy: (212) 635-7923


                    FLEET BANK OF MAINE


                    By _____________________________________
                       Title:

                       Fleet Bank of Maine
                       Two Portland Square
                       Portland, Maine  04101
                       Telecopy: (207) 874-5167


                    KEYBANK NATIONAL ASSOCIATION


                    By _____________________________________
                       Title:

                       KeyBank National Association
                       Large Corporate Banking
                       127 Public Square
                       MC:  OH-01-27-0606
                       Cleveland, Ohio 44114-1306
                       Telecopy: (216) 689-4981


                    COOPERATIEVE-CENTRALE
                    RAIFEISSEN-BOERLEENBANK, B.A., "RABOBANK
                    NEDERLAND, NEW YORK BRANCH"


                    By _____________________________________
                       Title:


                    By _____________________________________
                       Title:

                       Rabobank Nederland, New York Branch
                       245 Park Avenue
                       New York, New York  10167
                       Telecopy: (212) 916-7837



                    THE SUMITOMO BANK, LTD.,
                        New York Branch


                    By ______________________________________
                       Title:

                       The Sumitomo Bank, Ltd., New York Branch
                       277 Park Avenue
                       New York, New York  10172
                       Telecopy: (212) 224-5188




                    THE TOKAI BANK, LIMITED,
                       New York Branch


                    By ______________________________________
                       Title:

                       The Tokai Bank, Limited, New York Branch
                       55 East 52nd Street
                       New York, New York  10055
                       Telecopy: (212) 754-2170

                                                                 EXHIBIT 2.1.4

                           THREE-YEAR REVOLVING NOTE

$__________________                            ____________ __, 199_

         FOR VALUE RECEIVED, the undersigned Central Maine Power Company, a
Maine corporation (the "Company"), hereby promises to pay to
                        (the "Lender") or order, in accordance with the terms
of the Credit Agreement hereinafter referred to, to the extent not sooner paid, on the Three-Year Final Maturity Date,
DOLLARS ($          ) or such amount as may be advanced by the payee hereof
under the Three-Year Revolving Loan with daily interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such advances from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit
Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest, fees and any other overdue amounts at the rate specified in such Credit Agreement, all such interest being payable at the times specified in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

         Payments hereunder shall be made to The Bank of New York, as New York
Managing Agent for the payee hereof, One Wall Street, New York, New York 10286.

         This Note evidences borrowings under and is entitled to the benefits of and is subject to the provisions of the Credit Agreement dated as of October 23, 1996, as from time to time in effect, among the Company, The Bank of New York, for itself and as New York Managing Agent, The First National
Bank of Boston, for itself and as Boston Managing Agent, and certain other
Lenders from time to time party thereto (the "Credit Agreement"). The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         In case an Event of Default (as defined in the Credit Agreement) shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within The Commonwealth of Massachusetts.

         The parties hereto, including the Company and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.


                               CENTRAL MAINE POWER COMPANY


                               By_________________________
                                  Title:



                                                                 EXHIBIT 2.2.4

                             364-DAY REVOLVING NOTE

$__________________                                      ____________ __, 199_

         FOR VALUE RECEIVED, the undersigned Central Maine Power Company, a
Maine corporation (the "Company"), hereby promises to pay to
                        (the "Lender") or order, in accordance with the terms
of the Credit Agreement hereinafter referred to, to the extent not sooner
paid, on the 364-Day Final Maturity Date,                            DOLLARS
($          ) or such amount as may be advanced by the payee hereof under the
364-Day Revolving Loan with daily interest from the date hereof, computed as provided in such Credit Agreement, on the aggregate principal amount of such advances from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Credit Agreement and to pay interest on overdue principal and, to the extent not prohibited by applicable law, on overdue installments of interest, fees and any other overdue amounts at the rate specified in such Credit Agreement, all such interest being payable at the times specified in such Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

         Payments hereunder shall be made to The Bank of New York, as New York
Managing Agent for the payee hereof, One Wall Street, New York, New York 10286.

         This Note evidences borrowings under and is entitled to the benefits of and is subject to the provisions of the Credit Agreement dated as of October 23, 1996, as from time to time in effect, among the Company, The Bank of New York, for itself and as New York Managing Agent, The First National
Bank of Boston, for itself and as Boston Managing Agent, and certain other
Lenders from time to time party thereto (the "Credit Agreement"). The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         In case an Event of Default (as defined in the Credit Agreement) shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within The Commonwealth of Massachusetts.

         The parties hereto, including the Company and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.


                      CENTRAL MAINE POWER COMPANY


                      By__________________________________
                                               Title:

r:\yearly\10k\1996\ex231.doc
                                                               EXHIBIT 2.3.1


                 COMPETITIVE AUCTION FACILITY LOAN BID REQUEST


                                                     Date:

To:      The Bank of New York, as New York Managing Agent under the Credit
Agreement (as defined below)

Re:      Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of
Boston are acting as Managing Agents.

         The undersigned hereby gives notice pursuant to Section 2.3.1 of the Credit Agreement that the undersigned requests bids from the Lenders with respect to the following Competitive Auction Facility Loan(s):

Competitive Auction Facility Loan Closing
  Date1 (Date of Borrowing):  ____________________

Designation of Competitive Auction Facility Loan(s)
  (either Three-Year or 364-Day): __________________

 Principal Amount(s)2       Competitive Auction3         Competitive Auction4
of Requested Competitive    Facility Loan Interest          Facility Loan
Auction Facility Loan(s)    Payment Dates (if any)          Maturity Date(s)



Such Competitive Auction Facility Loan bids should offer a Competitive Auction
Facility Rate.

         The sum of the aggregate principal amount of Three-Year Competitive
Auction Facility Loans outstanding, after giving effect to the Three-Year
Competitive Auction Facility Loans requested hereby, plus the Three-Year
Revolving Loan will be $________.5

         The sum of the aggregate principal amount of 364-Day Competitive
Auction Facility Loans outstanding, after giving effect to the 364-Day
Competitive Auction Facility Loans requested hereby, plus the 364-Day
Revolving Loan will be $________.6

         Aggregate number of Eurodollar Pricing Options and Competitive
Auction Facility Loans outstanding, after giving effect to the Competitive
Auction Facility Loans requested hereby.7 __________

         Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.



                                            Very truly yours,

                                            CENTRAL MAINE POWER COMPANY

                                            By__________________________
                                               Title:


     1 Must be the Banking Day following the applicable Request Date.

     2 Aggregate amount must be a minimum of $1,000,000, and if larger, in integral multiples of $500,000.

     3 Must pay accrued and unpaid interest on the 90th day after the Competitive Auction Facility Loan Closing Date if the Competitive Auction
Facility Loan Maturity Date is more than 90 days after the Competitive Auction
Facility Loan Closing Date.

     4 Not earlier than seven days following the applicable Competitive Auction
Facility Loan Closing Date and not later than the earlier of (i) the 180th day following the applicable Competitive Auction Facility Loan Closing Date and (ii) the applicable Final Maturity Date.

     5 Must not exceed the Maximum Amount of Three-Year Revolving Credit as determined by Section 2.1.2 of the Credit Agreement.

     6 Must not exceed the Maximum Amount of 364-Day Revolving Credit as determined by Section 2.2.2 of the Credit Agreement.

     7 Must not exceed 10.

                                                               EXHIBIT 2.3.2


             INVITATION TO BID ON COMPETITIVE AUCTION FACILITY LOAN


                                                     Date:


To:      Lenders Participating in the Competitive Auction Facility Loan Bid
Auction under the Credit Agreement

Re:      Invitation to Bid on Competitive Auction Facility Loan

         Pursuant to Section 2.3.2 of the Credit Agreement dated as of October
23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of Boston are acting as Managing Agents, we are pleased on behalf of Central Maine Power Company to invite you to submit bids with respect to the following Competitive Auction Facility Loan(s):

Competitive Auction Facility Loan Closing
  Date (Date of Borrowing):  ____________________

Designation of Competitive Auction Facility Loan(s)
  (either Three-Year or 364-Day): __________________

     Principal Amount(s)          Competitive Auction        Competitive Auction
  of Requested Competitive      Facility Loan Interest          Facility Loan
  Auction Facility Loan(s)      Payment Dates (if any)        Maturity Date(s)




Such Competitive Auction Facility Loan bids should offer a Competitive Auction
Facility Rate.

         Please respond to this invitation by no later than 10:00 a.m. (New
York time) on the Competitive Auction Facility Loan Closing Date.


         Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

                           Very truly yours,

                           THE BANK OF NEW YORK,
                            as New York Managing Agent
                            under the Credit Agreement



By____________________________________
                                               Title:

                                                                EXHIBIT 2.3.3A

                     COMPETITIVE AUCTION FACILITY LOAN BID


                                                     Date:

The Bank of New York,
  as New York Managing Agent
  under the Credit Agreement
  (as defined below)
One Wall Street
New York, New York  10286
  Attention:  [insert]

Re:      Central Maine Power Company

         In response to your invitation on behalf of Central Maine Power
Company (the "Borrower") dated ____________________, the undersigned (the
"Bidding Lender") hereby submits the following Competitive Auction Facility
Loan bid(s) with respect to the following Competitive Auction Facility Loan(s):

1.       Bidding Lender:  ____________________

2.       Person to contact at Bidding Lender:  ____________________

3.       Competitive Auction Facility Loan Closing
           Date (Date of Borrowing):  ____________________

4.       Designation of Competitive Auction Facility Loan(s)
           (either Three-Year or 364-Day): ____________________

5. The undersigned hereby offers to make to the Borrower, on the Competitive Auction Facility Loan Closing Date specified above, the following
Competitive Auction Facility Loan(s):

                         Competitive Auction
Principal Amount(s)1        Facility Loan     Competitive Auction
of Offered Competitive    Interest Payment       Facility Loan     Competitive Auction2
Auction Facility Loan(s)   Dates (if any)      Maturity Date(s)      Facility Rate(s)


         The undersigned understands and agrees that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of October 23, 1996 as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of Boston are acting as Managing Agents, obligates the undersigned to make the Competitive Auction Facility Loan(s) for which any offer(s) are accepted in whole or in part by the Borrower.

         Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

                                    Very truly yours,

                                    [NAME OF LENDER]


         By______________________________
                                        Title:

                                                                EXHIBIT 2.3.3B



                 LIST OF COMPETITIVE AUCTION FACILITY LOAN BIDS


                                                     Date:



Central Maine Power Company
83 Edison Drive
Augusta, Maine  04336

Attention: Manager of Treasury Operations

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of Boston are acting as Managing Agents. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         Notice is hereby given that pursuant to Section 2.3.3 of the Credit Agreement, the following Lenders have offered to make to Central Maine Power Company on ____________________, the following Competitive Auction Facility Loan(s) in the amount(s) and at the rate(s) specified below:

         Lender(s):

         Designation of Competitive Auction
           Facility Loan(s)


         Principal Amount(s) of Offered
           Competitive Auction Facility Loan(s):     $___________________

         Competitive Auction Facility Loan
           Interest Payment Dates (if any)           ____________________

         Competitive Auction Facility Loan
           Maturity Date(s):


         Competitive Auction Facility Rate(s):       ____________________%



                           Very truly yours,

                           THE BANK OF NEW YORK,
                             as New York Managing Agent
                             under the Credit Agreement



By________________________________
                                       Title:


                                                                EXHIBIT 2.3.4A


                    LIST OF ACCEPTANCES AND NON-ACCEPTANCES
                   OF COMPETITIVE AUCTION FACILITY LOAN BIDS


The Bank of New York,
  as New York Managing Agent
  under the Credit Agreement
  (as defined below)
One Wall Street
New York, New York  10286
  Attention:  [insert]

Ladies and Gentlemen:

         Reference is made to (a) the Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company (the "Company") and certain Lenders for which you are acting as New York Managing Agent and (b) the bid notices (the "Bid Notices") received from you on [insert applicable Competitive Auction Facility Loan Closing Date]. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         [Pursuant to Section 2.3.4 of the Credit Agreement, the Company hereby irrevocably accepts the offer(s) of the Lender(s) specified below to make the following Competitive Auction Facility Loans:

         Lender(s):                          ____________________

         Competitive Auction Facility Loan
           Closing Date:             ____________________

         Designation of Competitive Auction
           Facility Loan(s) (either Three-Year
           or 364-Day)                       ____________________

         Principal Amount(s) of Offered
           Competitive Auction Facility Loan(s):     $____________________

         Competitive Auction Facility Rate(s): ____________________%

         Competitive Auction Facility Loan
           Maturity Date(s):                ____________________

         Competitive Auction Facility Loan
           Interest Payment Dates (if any): ____________________]


                                           [repeat for each accepted bid]

         [Except as provided above,] all offers to make Competitive Auction Facility Loans described in the Bid Notices are hereby rejected.

                  Very truly yours,

                  CENTRAL MAINE POWER COMPANY


                  By__________________________
                               Title:


                                                               EXHIBIT 2.3.4B


              ACCEPTANCE OF COMPETITIVE AUCTION FACILITY LOAN BIDS


                                                     Date:

To:      Lenders Participating in the Competitive Auction Facility Loan Bid
Auction under the Credit Agreement

         Reference is made to the Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of Boston are acting as Managing Agents.

         Pursuant to Section 2.3.4 of the Credit Agreement, notification has been received from Central Maine Power Company that it has accepted the following bids:

         Lender(s):                          ____________________

         Designation of Competitive Auction
           Facility Loan(s)                  ____________________

         Principal Amount(s) of Offered
           Competitive Auction Facility Loan(s):     $____________________

         Competitive Auction Facility Loan
           Interest Payment Dates (if any):  ____________________

         Competitive Auction Facility Loan
           Maturity Date(s):                 ____________________

         Competitive Auction Facility Rate(s):        ____________________%


         If your quote has been accepted, funds should be transferred to The Bank of New York [insert transfer instructions] and should be immediately available as of 2:30 p.m. (New York time) on _________________.


Following are the Competitive Auction Facility Loan bids which were submitted by the Lenders in today's auction:

         Lender(s):                          ____________________

         Designation of Competitive Auction
           Facility Loan(s)                  ____________________

         Principal Amount(s) of Offered
           Competitive Auction Facility Loan(s):     $____________________

         Competitive Auction Facility Loan
           Interest Payment Dates (if any):           ____________________

         Competitive Auction Facility Loan
           Maturity Date(s):                 ____________________

         Competitive Auction Facility Rate(s):        ____________________%



                  Very truly yours,

                  THE BANK OF NEW YORK,
                    as New York Managing Agent
                    under the Credit Agreement

         By________________________________
                                        Title:

                                                               EXHIBIT 2.3.4C


            NON-ACCEPTANCE OF COMPETITIVE AUCTION FACILITY LOAN BIDS


                                                              Date:

To:      Lenders Participating in the Competitive Auction Facility Loan Bid
Auction under the Credit Agreement

         Reference is made to the Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of Boston are acting as Managing Agents.

         Pursuant to Section 2.3.4 of the Credit Agreement, notification has been received from the Company that it has not accepted any of the following bids:

         Lender(s):                          ____________________

         Designation of Competitive Auction
           Facility Loan(s)                  ____________________

         Principal Amount(s) of Offered
           Competitive Auction Facility Loan(s):     $____________________

         Competitive Auction Facility Loan
           Interest Payment Dates (if any):           ____________________

         Competitive Auction Facility Loan
           Maturity Date(s):                 ____________________

         Competitive Auction Facility Rate(s):        ____________________%

         Following are the Competitive Auction Facility Loan bids which were submitted by the Lenders in today's auction:

         Lender(s):                          ____________________

         Designation of Competitive Auction
           Facility Loan(s)                  ____________________

         Principal Amount(s) of Offered
           Competitive Auction Facility Loan(s):     $____________________

         Competitive Auction Facility Loan
           Interest Payment Dates (if any):  ____________________

         Competitive Auction Facility Loan
           Maturity Date(s):                 ____________________

         Competitive Auction Facility Rate(s):        ____________________%



                           Very truly yours,

                           THE BANK OF NEW YORK,
                             as New York Managing Agent
                             under the Credit Agreement


         By___________________________________
                                        Title:

                                                                EXHIBIT 2.3.4D

                  NOTICE OF COMPETITIVE AUCTION FACILITY LOAN


                                                     Date:

Central Maine Power Company
83 Edison Drive
Augusta, Maine  04336

Attention:      Manager of Treasury Operations

[Each Lender]
[Address]
Attention:

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which the undersigned is acting as New York Managing Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         Pursuant to Section 2.3.4 of the Credit Agreement, the undersigned hereby notifies you that the following Competitive Auction Facility Loan(s) became effective on the date hereof:

       Designation of         Principal Amount of         Competitive Auction
     Competitive Auction      Competitive Auction            Facility Loan
       Facility Loans          Facility Loan(s)            Maturity Date(s)



                           Very truly yours,

                           THE BANK OF NEW YORK,
                             as New York Managing Agent
                             under the Credit Agreement


                  By_______________________________
                                        Title:

                                                                EXHIBIT 2.3.5

                       COMPETITIVE AUCTION FACILITY NOTE


No. ___                                                 _______________, 199_
$_______________                                            New York, New York


         FOR VALUE RECEIVED, the undersigned Central Maine Power Company, a Maine corporation (the "Borrower"), hereby promises to pay to ______________________ (the "Holder") or order, on [insert Competitive Auction Facility Loan Maturity Date], ___________________________________ DOLLARS
($_______________) or, if less, the aggregate unpaid Competitive Auction Facility Loan made to the Borrower by the Holder, with daily interest from the date hereof, computed as provided in the Credit Agreement referred to below, on the principal amount of such Competitive Auction Facility Loan from time to time unpaid at a rate per annum of [insert Competitive Auction Facility Rate] plus an additional rate per annum on the occurrence and continuation of an Event of Default, as provided for in the Credit Agreement. Accrued interest shall be payable on [insert Competitive Auction Facility Loan Interest Payment Date, if any] [and on] [insert Competitive Auction Facility Loan Maturity Date] except that all accrued interest shall be paid at the accelerated maturity hereof or upon the prepayment in full hereof.

         Payments hereunder shall be made to The Bank of New York, as New York Managing Agent for the payee hereof, at One Wall Street, New York, New York 10286.

         This Note evidences a Competitive Auction Facility Loan under and is entitled to the benefits and subject to the provisions of the Credit Agreement dated as of October 23, 1996, as from time to time in effect (the "Credit Agreement"), among Central Maine Power Company and certain Lenders for which The Bank of New York and The First National Bank of Boston are acting as Managing Agents. The principal of this Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to required prepayment in the amounts and under the circumstances set forth in the Credit Agreement. Other than in circumstances under which the Company is required under the Credit Agreement to prepay, the Company may not prepay any principal amount outstanding under this Note. This Note may not be assigned or otherwise transferred except in accordance with the Credit Agreement.

         In case an Event of Default (as defined in the Credit Agreement) shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the The Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within The Commonwealth of Massachusetts.

         The undersigned maker, and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

                  CENTRAL MAINE POWER COMPANY


         By__________________________________
                                       Title:



     1 Principal amount of bids may not exceed principal amount requested. Bids must be for a minimum of $1,000,000, and if larger, in integral multiples of $500,000.

     2  Specify rate of interest per annum (each rounded to the nearest 1/100%).


                                                             EXHIBIT 5.1.1



                             OFFICER'S CERTIFICATE

         Pursuant to Section 5.1.1 of the Credit Agreement dated as of October 23, 1996 among Central Maine Power Company, a Maine corporation (the "Company"), The First National Bank of Boston, for itself and as Boston Managing Agent, The Bank of New York, for itself and as New York Managing Agent, and certain other Lenders from time to time party thereto (the "Credit Agreement"), the Company certifies that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though originally made on and as of the date hereof (except as to any representation or warranty which is limited to a specific earlier date) and (ii) no Default exists on the date hereof.

         Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         This certificate has been executed by a duly authorized Financial Officer this 23rd day of October, 1996.

                            CENTRAL MAINE POWER COMPANY

                            By_______________________________
                                            Title:

                                                                  EXHIBIT 10.1

                      REVOLVING LOAN PERCENTAGE INTERESTS



         The Percentage Interest of each Lender in the Three-Year Revolving Loan and the 364-Day Revolving Loan, and the related Commitments, shall be computed based on the maximum principal amounts for each Lender as follows:


                           Maximum Principal   Maximum Principal
                            Amount in Three      Amount in 364
                          Year Revolving Loan  Day Revolving Loan
                                                                    Percentage
                                                                     Interest
          Lender
The Bank of New York         $9,000,000           $13,500,000         18%
The First National Bank of   $9,000,000           $13,500,000         18%
Boston
Fleet Bank of Maine          $8,000,000           $12,000,000         16%
Rabobank Nederland, New      $7,200,000           $10,800,000         14.4%
York Branch
KeyBank National             $5,600,000           $8,400,000          11.2%
Association
The Sumitomo Bank, Ltd.,     $5,600,000           $8,400,000          11.2%
New York Branch
The Tokai Bank, Limited,     $5,600,000           $8,400,000          11.2%
New York Branch
TOTAL                        $50,000,000          $75,000,000         100%

                                                               EXHIBIT 11.1.1


                           ASSIGNMENT AND ACCEPTANCE


         This Agreement, dated as of ____________, 199_, is between _______________, a Lender under the Credit Agreement referred to below (the "Assignor"), and _______________ (the "Assignee").

     For valuable consideration, the receipt of which is hereby acknowledged, the Assignor agrees with the Assignee as follows:

     Reference to Credit Agreement and Definitions. Reference is made to the Credit Agreement dated as of October 23, 1996, as from time to time in effect, among Central Maine Power Company, a Maine corporation (the "Company"), The First National Bank of Boston, for itself and as Boston Managing Agent, The Bank of New York, for itself and as New York Managing Agent, and certain other Lenders from time to time party thereto (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

     2. Assignment and Assumption. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __% interest in and to all the Assignor's interests, rights and obligations under the Credit Agreement and the other Credit Documents as of the Assignment Date (as defined below), including without limitation such percentage interest in the Commitment of the Assignor on the Assignment Date and such percentage interest in the Revolving Loan outstanding on the Assignment Date, together with such percentage interest in all unpaid interest with respect to the Revolving Loan and all fees arising pursuant to the Credit Agreement accrued to the Assignment Date (but excluding any Competitive Auction Facility Loan currently outstanding advanced by the Assignor). [If an assignment of a Competitive Auction Facility Loan or portion thereof is to be made, add appropriate language.]

     3. Representations, Warranties, etc.

     3.1. Assignor's Representations and Warranties. The Assignor:

     (a) represents that as of the date hereof, its Commitment is $____________ and the outstanding principal balance of its portion of the Revolving Loan is $___________ with respect to the 364-Day Revolving Loan and $___________ with respect to the Three-Year Revolving Loan;

     (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and

     (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or the performance of any of the obligations of the Company under the Credit Agreement, any of the Credit Documents or any other instrument or document furnished pursuant hereto or thereto.

     3.2. Assignee's Representations, Warranties and Agreements. The Assignee:

     (a) represents and warrants that it is legally authorized to enter into this Agreement;

     (b) confirms that it has received a copy of the Credit Agreement and certain other Credit Documents it has requested, together with copies of the most recent financial statements delivered pursuant to Section 6.4 or 7.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

     (c) agrees that it will, independently and without reliance upon the Managing Agents, Assignor or any other Person which has become a Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents;

     (d) agrees that it will be bound by the provisions of the Credit Agreement and the other Credit Documents and will perform in accordance with their terms all the obligations which are required to be performed by it as a Lender; and

     (e) agrees to appoint and authorize the Managing Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Managing Agents by the terms thereof, together with such powers as are reasonably incidental thereto.

     4. Assignment Date. The effective date of this Agreement shall be ____________, 199_ (the "Assignment Date").

     5. Assignee Party to Credit Agreement; Assignor Release of Obligations. From and after the Assignment Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the Credit Documents and (b) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

     6. Notices. All notices and other communications required to be given or made to the Assignee under this Agreement, the Credit Agreement or any other Credit Documents shall be given or made at the address of the Assignee set forth on the signature page hereof or at such other address as the Assignee shall have specified to the Assignor, the Managing Agents and the Company in writing.

     7. Further Assurances. The parties hereto agree to execute and deliver such other instruments and documents and to take such other actions as any party hereto may reasonably request in connection with the transactions contemplated by this Agreement.

     8. General. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all current and prior agreements and understandings, whether written or oral. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the jurisdiction in which the principal office of the Assignor is located. Each of the Assignor and the Assignee has caused this Agreement to be executed and delivered by its duly authorized officer under seal as of the date first written above.

                       [ASSIGNOR]


                       By___________________________
                         Title:


                       [ASSIGNEE]


                       By_____________________________
                         Title:

                         [Street Address
                         City, State Zip Code]
                         Telecopy:
                         Telex:

                       The foregoing is hereby consented to:
                       THE FIRST NATIONAL BANK OF BOSTON, as Boston Managing
                      Agent

                           By____________________________________
                               Title:


                       THE BANK OF NEW YORK, as New York Managing Agent


                           By____________________________________
                               Title:


                       CENTRAL MAINE POWER COMPANY


                       By____________________________________
                          Title: